SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. 1)
Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement     |_| Confidential, for Use of the Commission
|_|  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Additional Materials
|_| Soliciting Material Pursuant toss. 240.14a-11(c) or ss. 240.14a-12

                          BUCKHEAD AMERICA CORPORATION
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                       N/A
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|      No fee required

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies: Series A Preferred Stock, $100 par value

         (2)      Aggregate number of securities to which  transaction  applies:
                  30,000 shares of Preferred Stock

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined): $100 per share of Preferred Stock

         (4)      Proposed maximum aggregate value of transaction:  $3,000,000

         (5)      Total fee paid: $600.00

|X|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                     [LOGO]

                            4243 DUNWOODY CLUB DRIVE
                                    SUITE 200
                             ATLANTA, GEORGIA 30350


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 26, 1997



TO THE STOCKHOLDERS OF
BUCKHEAD AMERICA CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BUCKHEAD AMERICA CORPORATION (the "Company") will be held at the Dunwoody Country Club, 1600 Dunwoody Club Drive, Dunwoody, Georgia 30350 on June 26, 1997 at 12:00 p.m. (E.D.T.), for the following purposes:

         1. To elect five directors to serve until the next annual meeting of stockholders and until their successors are elected and have qualified.



         2. To consider a proposal to amend the Company's Certificate of Incorporation to authorize the issuance of up to 200,000 shares of Preferred Stock, a portion of which is proposed to be issued to acquire Hatfield Inns, LLC.


         3. To consider a proposal to approve the Company's 1997 Employee Stock Option Plan.

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Proxy Statement dated June ____, 1997, is attached. Only record holders of the Company's $.01 par value Common Stock at the close of business on April 28, 1997, will be eligible to vote at the meeting.

         If you are not able to attend the meeting, please execute, complete, date and return the proxy in the enclosed envelope. If you attend the meeting, you may revoke the proxy and vote in person.

                                 By Order of the Board of Directors:

                                 [SIG CUT]



                                  ROBERT B. LEE
                                  Secretary

Date: June ____, 1997


         A copy of the Annual Report to Shareholders of Buckhead America Corporation for the year ended December 31, 1996 containing financial statements is enclosed.

                                     [LOGO]

                            4243 DUNWOODY CLUB DRIVE
                                    SUITE 200
                             ATLANTA, GEORGIA 30350

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 26, 1997


                               GENERAL INFORMATION


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Buckhead America Corporation ("Buckhead" or the "Company") of proxies for use at the 1997 Annual Meeting of Stockholders to be held on June 26, 1997 at 12:00 P.M. (E.D.T.), at the Dunwoody Country Club, 1600 Dunwoody Club Drive, Dunwoody, Georgia 30350.

         This Proxy Statement and the accompanying form of proxy are being first mailed to Stockholders on or about June ___, 1997. The Stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(iii) attending the meeting and voting in person (attendance at the meeting will not in and of itself constitute revocation of a proxy). Any proxy which is not revoked will be voted at the Annual Meeting in accordance with the Stockholder's instructions. If a Stockholder returns a properly signed and dated proxy card but does not mark any choices on one or more items, his or her shares will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the Annual Meeting.


         Proxies will be solicited from the Company's Stockholders by mail. The Company will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. The Company may employ a proxy solicitation firm to solicit proxies in connection with the Annual Meeting and the Company estimates that the fee payable for such services will be less than $10,000. It is possible that directors, officers and regular employees of the Company may make further solicitation personally or by telephone, telegraph or mail. Directors, officers and regular employees of the Company will receive no additional compensation for any such further solicitation.

         Only holders (the "Stockholders") of record of the Company's $.01 par value Common Stock at the close of business on April 28, 1997 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had outstanding a total of 1,771,127 shares of $.01 par value Common Stock (excluding a total of 46,850 shares of treasury stock held by the Company, which are not entitled to vote). Each such share will be entitled to one vote (non-cumulative) on each matter to be considered at the Annual Meeting. A majority of the outstanding shares of Common Stock, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

         Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.

         The affirmative vote of holders of a majority of all of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is required for approval of the proposal to amend the Company's Certificate of Incorporation. The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of the Company's 1997 Employee Stock Option Plan. Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Accordingly, the five nominees receiving the highest vote totals will be elected as directors of the Company at the Annual Meeting. It is expected that shares held by officers and directors of the Company, which in the aggregate represent approximately 14% of the outstanding shares of Common Stock, will be voted in favor of each proposal. With respect to election of directors, abstentions, votes "withheld" and broker non-votes will be disregarded and have no effect on the outcome of the vote. With respect to the proposal to approve the Company's 1997 Employee Stock Option Plan, abstentions will have the effect of a vote against the proposal and broker non-votes will be disregarded and will have no effect on the outcome of the vote. With regard to the proposal to amend the Company's Certificate of Incorporation, abstentions and broker non-votes will have the effect of a vote against the proposal. There are no rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon pursuant to this Proxy Statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company recommends a vote FOR the election of each of the nominees named below for election as director, FOR the proposal to amend the Company's Certificate of Incorporation to authorize the issuance of up to 200,000 shares of Preferred Stock, and FOR the proposal to approve the Company's 1997 Employee Stock Option Plan.

ELECTION OF DIRECTORS

         The proxy holders intend to vote FOR election of the nominees named below as directors of the Company, unless otherwise specified in the proxy. Directors of the Company elected at the Annual Meeting to be held on June 26, 1997 will hold office until the next Annual Meeting or until their successors are elected and qualified.

         Each of the nominees has consented to serve on the Board of Directors, if elected. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote for the election of such other person as the Board of Directors may recommend.

         Except for Mr. Lee and Mr. Van Dyke, the individuals listed below as nominees for the Board of Directors were directors of the Company during 1996. The name and age of each nominee, his principal occupation, and the period during which such person has served as a director is also set forth below:

                              SERVICE AS
                              ----------
NAME OF NOMINEE       AGE     DIRECTOR            POSITION
---------------       ---     --------            --------

Robert M.  Miller     45      Since 1992    Chairman of the Board of Directors
Douglas C. Collins    44      Since 1995    President, Chief Executive Officer,
                                            Treasurer and Director
William K. Stern      70      Since 1992    Director
Robert B. Lee         42      Nominee       Senior Vice President, Chief
                                            Financial Officer, Secretary
                                            and Director
Steven A. Van Dyke    38      Nominee       Director

         Robert M. Miller. Mr. Miller, the Chairman of the Board of Directors of the Company, was a partner in the law firm of Berlack, Israels & Liberman from 1984 to 1995. Mr. Miller's practice involved corporate restructuring and reorganization, both in and out of bankruptcy. Mr. Miller has been involved in numerous reorganizations, (including R.H. Macy & Co., Inc., Zale Corporation, Integrated Resources, Inc., Insilco Corporation and First City Industries). In 1995, Mr. Miller became affiliated with the law firm of Rosenman & Colin. In November 1996, Mr. Miller founded Cakewalk LLC, which owns various independent music labels.

         Douglas C. Collins. Mr. Collins became President and Chief Executive Officer of the Company in December 1992. Prior to joining the Company, Mr. Collins served as President of Days Inns from February 1992 through September 1992 and Director of Days Inns from September 1992 through November 1992. Mr. Collins served as Senior Vice President and Chief Financial Officer of Days Inns from August 1990 through February 1992, after serving as President of Imperial Hotels Corporation, a hotel chain owner and operator, from April 1988 until May 1990. Mr. Collins joined Imperial Hotels Corporation in August, 1980, serving as Vice President of Finance and Development from June 1984 to April 1988.

         William K. Stern. Mr. Stern, a director of the Company, has over forty years of experience in the hospitality industry. He had served as Vice President of Loews Hotels since 1969 and as President of Loews Representation International, Inc. ("LRI"), a separate division of Loews Hotels, since 1972. In 1987, Mr. Stern established "The Grande Collection of Hotels," a deluxe division of LRI. Mr. Stern also served as the Chief Executive Officer of the Grande Collection division. Mr. Stern has been the owner of Stern Services International, a hotel consulting company, since 1992.

         Robert B. Lee. Mr. Lee has been nominated by the Board of Directors of the Company to become a director of the Company. Mr. Lee became Secretary of the Company in December 1992 and became Vice President and Chief Financial Officer in July 1993. Mr. Lee was named Senior Vice President of Buckhead in May 1996. Prior to joining the Company, Mr. Lee served as the Corporate Controller of Days Inns from October 1990 until December 1992. He functioned in numerous capacities up to senior manager in the accounting and audit practice of KPMG Peat Marwick LLP from December 1979 to October 1990.

         Steven A. Van Dyke. Mr. Van Dyke has been nominated by the Board of Directors of the Company to become a director of the Company. For the past five years, Mr. Van Dyke has served as President and Chief Executive Officer of Tower Investment Group, Inc. which manages multimillion dollar private equity funds.

         Mr. Leon M. Wagner, currently a director of the Company, has informed the Board of Directors that he will not stand for re-election as a director of the Company at the Annual Meeting.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS


MEETINGS OF THE BOARD OF DIRECTORS--During 1996 there were six meetings of the Board of Directors. Each incumbent director who was a director during 1996 attended all meetings of the Board of Directors. The Company has no standing committees.



DIRECTOR COMPENSATION--The Company pays directors who are not full-time employees of the Company an annual fee of $12,000 for service on the Board of Directors and a fee of $750 for each Board meeting attended. The Company pays Mr. Miller, the Chairman of the Board of Directors of the Company, an annual fee of $62,000 and a fee of $750 for each Board meeting attended. Directors are entitled to reimbursement of their traveling costs and other out-of-pocket expenses incurred in attending Board meetings. Directors receive no additional compensation for special or other assignments.


Stern Services International, a company owned by Mr. Stern, received $2,000 in 1996 for consulting services performed for the Company.



As stated above, the Company has no audit, nominations, compensation or other standing committees. Functions normally addressed by such committees were conducted at regularly scheduled and special meetings of the entire Board of Directors.




                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company to the named executive officers ("Named Executive Officers") for the years ended December 31, 1996, 1995 and 1994.


                                                                                LONG TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                                                                SECURITIES
                             YEAR ENDED                 ANNUAL                  UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION DECEMBER 31,             COMPENSATION               OPTIONS(#)     COMPENSATION($)
--------------------------  -------------   -------------------------------   --------------  -----------------
                                                                   OTHER
                                                                   ANNUAL
                                                                   COMPEN-
                                            SALARY ($) BONUS ($)   SATION ($)
                                            --------   --------   ---------

Douglas C. Collins               1996    $  235,000  $  72,000  $     ----         7,000        $  4,750(2)
    Chief Executive              1995       210,000     82,500        ----        30,000           4,620(2)
    Officer...............       1994       200,000     30,000        ----          ----           4,620(2)
Robert B. Lee                    1996        98,600     22,292        ----         4,000           3,022(2)
    Chief Financial              1995        88,800     17,760        ----        10,000           2,664(2)
    Officer...............       1994        84,500     10,000        ----          ----           2,362(2)
Gregory C. Plank(1)              1996        81,000     24,111   35,312(3)        15,000               ----
    President -
    Franchising...........
--------------------


(1)  Mr. Plank's employment with the Company began on May 20, 1996.
(2)  Employer's portion of 401(k) contribution.
(3)  Relocation allowance.

OPTION GRANTS TABLE

     The following table sets forth certain information regarding options granted to the Named Executive Officers during the year ended December 31, 1996.


                                               OPTION GRANTS IN 1996
                                                 INDIVIDUAL GRANTS


                                                     INDIVIDUAL GRANTS
                      -------------------------------------------------------------------------------
                      NUMBER OF SECURITIES      % OF TOTAL OPTIONS       EXERCISE PRICE
                       UNDERLYING OPTIONS      GRANTED TO EMPLOYEES      ($/SHARE)(1)     EXPIRATION
NAME                       GRANTED(#)             IN FISCAL YEAR                          DATE (2)
-------------------   ---------------------   -----------------------   --------------   ------------

Douglas C. Collins              2,333                   5.83%               5.38           04/26/01
                                2,333                   5.83%               5.38           04/26/02
                                2,334                   5.84%               5.38           04/26/03

ROBERT B. LEE                   1,333                   3.33%               5.38           04/26/01
                                1,333                   3.33%               5.38           04/26/02
                                1,334                   3.34%               5.38           04/26/03

GREGORY C. PLANK                5,000                  12.50%               6.25           10/20/01
                                5,000                  12.50%               6.25           10/20/02
                                5,000                  12.50%               6.25           10/20/03

----------------------------

(1)  THE EXERCISE PRICE WAS FIXED AS THE MARKET PRICE AT THE DATE OF GRANT.
(2) THE OPTIONS VEST AND BECOME EXERCISABLE IN THREE EQUAL, ANNUAL INSTALLMENTS OF 33-1/3% EACH ON (I) THE GRANT DATE, (II) THE FIRST ANNIVERSARY OF THE GRANT DATE, AND (III) THE SECOND ANNIVERSARY OF THE GRANT DATE, AND HAVE A TERM EXPIRING FIVE YEARS FROM THE DATE OF VESTING OF THE RIGHT TO PURCHASE THE SHARES.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth the number and year-end value of unexercised options granted to the Named Executive Officers as of December 31, 1996. No options were exercised by the Named Executive Officers during 1996.


                            1996 YEAR-END OPTION VALUES

                            NUMBER OF SHARES OF      VALUE OF UNEXERCISED
                          COMMON STOCK UNDERLYING    IN-THE-MONEY OPTIONS AT
                           UNEXERCISED OPTIONS AT         YEAR-END ($)(!)
                                YEAR-END (#)
                        --------------------------   ---------------------------

NAME                     EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
--------------------    --------------------------   ---------------------------

Douglas C. Collins             22,333/14,667            $  52,646/28,494
Robert B. Lee                    7,999/6,001            $  17,891/10,189
Gregory C. Plank                5,000/10,000                    ---

 -------------------

(1) Calculated based on the $6.00 closing sale price on The Nasdaq Stock Market of the underlying securities on December 31, 1996.

                              EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements with Mr. Collins and Mr. Lee in June 1993, and amended each agreement in July 1995. The Company entered into an employment agreement with Mr. Plank in April 1996. The terms of the employment agreements extend through July 1999 for Messrs. Collins and Lee, and through April 1999 for Mr. Plank. The agreements provide that if the contract is terminated by the Company (1) prior to the end of its term, (2) other than for cause, and (3) within twelve months following a change-in-control (generally, acquisition of control of over 50% of the Common Stock or a change in a majority of the board of directors), each of Messrs. Collins, Lee and Plank shall be entitled to the greater of (x) his annual base salary payable through the end of his employment term and (y) one-half of his base salary for the rest of the year in which such termination occurs. If such event occurred as of January 1, 1997, Messrs. Collins, Lee and Plank would have been entitled to payments of $587,500, $262,500 and $427,200, respectively.

         If Mr. Collins, Lee or Plank terminates his agreement (1) between 90 and 120 days following a change-in- control or (2) within 30 days following any demotion, diminution of responsibility or pay or forced relocation occurring within twelve months of a change-in-control, he shall be entitled to the lesser of (x) his annual base salary through the end of his employment term, and (y) one-half of his base salary for the year in which such termination occurs. If such event occurred as of January 1, 1997, Messrs. Collins, Lee and Plank would have been entitled to payments of $117,500, $52,500 and $80,000, respectively.

         The agreements also provide that if the employment of Mr. Collins, Lee or Plank is otherwise terminated without cause before the expiration of its term, the Company must pay an amount equal to his annual base salary for the year in which such termination occurs. If such event occurred as of January 1, 1997, Messrs. Collins, Lee and Plank would have been entitled to payments of $235,000, 105,000 and $160,000, respectively.

BENEFIT PLANS

1995 Employee Stock Option Plan

         The Company's 1995 Employee Stock Option Plan (the "1995 Plan") provides for the grant of options to acquire a maximum of 170,000 shares of Common Stock. As of March 31, 1997, options for 10,000 shares had been exercised under the 1995 Plan, options for 156,000 shares were outstanding, and 4,000 shares remained available for issuance under the 1995 Plan. Unless sooner terminated by the Board, the 1995 Plan terminates on April 17, 2005.

1997 Employee Stock Option Plan

         The Board of Directors has recommended that the stockholders approve the Company's 1997 Employee Stock Option Plan. See "Proposal to Approve the Buckhead America Corporation 1997 Employee Stock Option Plan" below.

CERTAIN TRANSACTIONS

         Robert M. Miller, the Chairman of the Board of Directors of the Company, was a partner in the law firm of Berlack, Israels & Liberman ("Berlack") during a portion of 1995. Berlack has been engaged by the Company to provide general corporate legal services. For services provided to the Company in 1995, Berlack received fees of $97,191.

         Berlack also provides legal services to Buckhead Creditors' Trust, a trust which is beneficially owned by certain former creditors of Buckhead America Corporation ("Old Buckhead"), a Georgia corporation formerly known as Days Inns of America, Inc. and created to pursue certain claims against the former owners of Old Buckhead. The Company acts as the trustee for Buckhead Creditors Trust. During 1995 and 1996, Berlack billed aggregate fees and expenses to Buckhead Creditors' Trust of $476,227 and $1,280,640, respectively.

         During 1995, Mr. Miller became affiliated with the law firm of Rosenman & Colin. Buckhead Creditors' Trust paid such law firm $82,203 for services and expenses incurred in 1995.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of copies of forms received by it pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, or written representations from certain reporting persons, the Company believes that, during 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

                       PROPOSAL TO AMEND OF THE COMPANY'S
             CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE
                   OF UP TO 200,000 SHARES OF PREFERRED STOCK

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


         The Company's Certificate of Incorporation does not currently authorize the issuance by the Company of any shares of preferred stock. On April 29, 1997, the Board approved a proposed amendment to Article 4 of the Company's Certificate of Incorporation which would, if approved by the stockholders, create and authorize the issuance of up to 200,000 shares of preferred stock, $100 par value ("Preferred Stock"), of the Company. The text of the proposed Fourth Article is set out in Appendix A attached hereto. This proposal is not the result of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise, but is motivated solely by management's desire to consummate the acquisition of Hatfield Inns, LLC ("Hatfield"), and to provide the Company with flexibility in consummating any acquisition opportunities which may arise in the future.


         The proposed creation and authorization of Preferred Stock has been recommended by the Board to assure that an adequate supply of authorized and unissued shares of Preferred Stock is available for general corporate purposes. The availability of shares of Preferred Stock for issue, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford the Company greater flexibility in taking corporate action.

         The newly authorized Preferred Stock may be used by the Company for any proper corporate purpose. Such purposes might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations. Specifically, as further described below, approximately 30,000 shares of the newly authorized Preferred Stock are proposed to be issued as consideration in the acquisition of Hatfield, if the transaction is completed.


         In March 1997, the Company announced that it had entered an agreement for the acquisition of eight hotels (one of which is currently under construction) located in Kentucky and Missouri from Hatfield (the "Hatfield Transaction"). The Hatfield Transaction, if consummated, would require the assumption (or repayment or refinancing on terms and conditions acceptable to the Company) of approximately $7.25 million in debt by the Company and the issuance of approximately $3 million of 10% nonvoting cumulative Preferred Stock of the Company (approximately 30,000 shares) at $100 per share. Thus, the proposed amendment to the Certificate of Incorporation is necessary, in part, in order to provide the Company shares of Preferred Stock to complete the previously announced terms of the Hatfield Transaction.


         If approved by the stockholders, the Preferred Stock will also be available for issue from time to time for such purposes and consideration as the Board may approve, and no further vote of the stockholders of the Company will be required, except as required under the Delaware General Corporation Law ("DGCL") or the rules of any stock exchange or quotation system on which the shares of the Company are listed (currently the Nasdaq National Market).

         The proposed amendment would vest in the Board of Directors the authority (without further action by the stockholders) to issue up to 200,000 shares of Preferred Stock in one or more series, to designate the number of shares constituting any series, and to fix, by resolution, the voting powers, designations, preferences and relative, optional or other special rights thereof, including liquidation preferences, and the dividend, conversion and redemption rights of each such series. If the resolutions establishing the series so provide, holders of any series of Preferred Stock may have the right to receive a liquidating distribution before any distribution is made to holders of Common Stock upon liquidation, and holders of Preferred Stock may be entitled to receive all dividends to which they are entitled before any dividends may be paid to holders of Common Stock. Holders of each series of Preferred Stock will have such voting rights (which may include special rights regarding election of directors) as may be provided in the resolutions establishing such series. Each series or class of Preferred Stock could, as determined by the Board at the time of issuance, rank, with respect to dividends, sinking fund provisions and conversion, voting, redemption and liquidation rights, senior to the Common Stock.

         The Board of Directors is required to make any determination to issue shares of Preferred Stock based upon its judgment as to the best interest of the Company and its stockholders. Holders of Common Stock do not have any preemptive rights to acquire Preferred Stock or any other securities of the Company.

         It is not possible to state the precise effects of the authorization of shares of Preferred Stock upon the rights of the holders of the Company's Common Stock until the Board determines the respective preferences, limitations and relative rights of the holders of each class or series of the Preferred Stock. However, such effects might include: (a) reduction of the amount otherwise available for payment of dividends on the Common Stock; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Stock had voting rights; (d) conversion of the Preferred Stock into Common Stock at such prices as the Board determines, which could include issuance at below the fair market value or original issue price of the Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Stock.


         The Board has determined the relative rights and preferences of the Preferred Stock which the Board proposes to issue as consideration in the Hatfield Transaction. If the transaction is completed, the Board proposes to issue to the members of Hatfield approximately $3 million (approximately 30,000 shares) of the newly authorized Preferred Stock, which will be designated as Series A Preferred Stock. The Series A Preferred Stock proposed to be issued in the transaction will be issued at $100 per share and will be ten percent (10%) nonvoting cumulative Preferred Stock of the Company. All, but not less than all, of the Series A Preferred Stock will be convertible by the Company into Common Stock of the Company at one hundred ten percent (110%) of the original issuance price (as defined in the Merger Agreement, as amended, attached as Appendix B hereto) (the "Conversion Price") at any time after the date which is seven (7) years from the closing date upon thirty (30) days written notice to the holders thereof. At any time during the six (6) month period beginning on the ninetieth
(90th) day following the date on which the Series A Preferred Stock is converted by the Company to Common Stock of the Company, the holders may put the converted Common Stock to the Company at a price equal to the Conversion Price, provided
(i) the holders have provided the Company with thirty (30) days written notice (the "Notice Period") of their intent to put the converted Common Stock to the Company and (ii) if requested by the Company, the holders have made a good faith effort to sell the number of shares of converted Common Stock designated by the Company on the open market during the Notice Period. In the event that the holders are successful in selling any portion of the converted Common Stock on the open market during the Notice Period, the Company shall pay to the holders the difference, if any, by which the Conversion Price exceeds the price for which the converted Common Stock was sold on the open market during the Notice Period. In addition, the holders of the Series A Preferred Stock will have the right to convert the Series A Preferred Stock to Common Stock of the Company at any time after the date which is seven (7) years from the issuance date of the Series A Preferred Stock, at a conversion price equal to the average trading price of the Company's Common Stock over the ten (10) trading days immediately preceding the date of conversion and will have piggyback and demand registration rights with respect to such share of Common Stock.



         The modifications set forth in the amendment to the Merger Agreement, attached as a portion of Appendix B, have, for the most part, been adopted by the parties hereto in order to avoid any adverse tax consequences to Hatfield with regard to certain tax legislation currently being considered by the Congress of the United States which might make the transaction as contemplated in the original Merger Agreement taxable to Hatfield. No other modifications or amendments to the current rights and preferences of the Series A Preferred Stock are currently anticipated. However, depending upon the final form of any such legislation, as stated below, the provisions contained in the original Merger Agreement may be reinstated, if Hatfield determines that the proposed federal legislative tax changes will not adversely effect its tax position.


         With respect to the relative rights and preferences of the Series A Preferred Stock described above, if Hatfield determines that the currently proposed federal legislative tax changes regarding the classification of preferred stock in certain reorganization transactions will not adversely affect its tax position or that the legislation will not be passed by the Congress of the United States and signed into law on or before June 30, 1998, Hatfield may reinstate certain provisions contained in the Merger Agreement prior to its amendment, which provisions provide as follows: (i) all or a portion of the Preferred Stock will be callable by the Company at one hundred and ten percent (110%) of the original issuance price at any time after the date which is seven (7) years from the closing date, upon sixty (60) days written notice to the holders thereof, (ii) the holders of the Series A Preferred Stock will have the right to convert the Series A Preferred Stock to Common Stock of the Company at any time after the date which is seven (7) years from the issuance date of the Series A Preferred Stock, at a conversion price equal to the average trading price of the Company's Common Stock over the ten (10) trading days immediately preceding the date of conversion, and (iii) the holders of the Series A Preferred Stock will have piggyback and demand registration rights beginning immediately after the conversion of any shares of Series A Preferred Stock into shares of Common Stock and will have the right to put the Series A Preferred Stock back to the Company if the Company is more than sixty (60) days late with regard to twelve (12) of any eighteen (18) consecutive dividend payments due the holders of the Series A Preferred Stock (exclusive of any late charges, interest or penalties); provided that no holder may seek to enforce the put obligation until the holder shall have provided the Company with notice of the exercise of the put and six (6) months have elapsed from the date of exercise of such notice. If Hatfield decides to reinstate the terms of the original Merger Agreement, the relative rights and preferences of the Series A Preferred Stock contained in the amendment to the Merger Agreement shall be deemed null and void.



         Although the Board would authorize the issuance of additional shares of Preferred Stock based on its judgment as to the best interests of the Company and its stockholders, the issuance of authorized Preferred Stock could have the effect of diluting the voting power per share and could have the effect of diluting the book value per share of the outstanding Common Stock. In addition, the issuance of shares of Preferred Stock could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and thus potentially have an anti-takeover effect, especially if Preferred Stock were issued in response to a potential takeover. Such an issuance could deter the types of transactions that may be proposed or could discourage or limit the stockholders' participation in certain types of transactions that might be proposed (such as tender offers), whether or not such transactions were favored by the majority of the stockholders, and could enhance the ability of officers and directors to retain their positions. In fact, issuance of shares of Preferred Stock could render it more difficult to effect a merger or similar transaction even if such transaction is favored by a majority of the "independent" stockholders, and as a result, could be used to further entrench management. In this regard, the existence of the Preferred Stock could have a depressive effect on the market price of the Company's Common Stock. The Company is not currently contemplating the issuance of any Preferred Stock which may make more difficult a change of control of the Company, nor is the Company aware of any proposals relating to a possible change of control of the Company.


         The Board of Directors believes that the availability of Preferred Stock provides the Company with the flexibility to address potential future financing needs by creating Preferred Stock customized to meet the needs of any particular transaction and market conditions without having to incur possible delays and expenses associated with obtaining stockholder approval. The Company also could issue Preferred Stock for other corporate purposes, such as to implement joint ventures or to make acquisitions.

         The affirmative vote of holders of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting is required to adopt the proposed amendment to the Company's Certificate of Incorporation creating and authorizing the issuance of up to 200,000 shares of Preferred Stock of the Company. If the amendment is not approved by the stockholders, the Company will not have any Preferred Stock authorized and will not be able to complete the Hatfield Transaction. With respect to the proposal to amend the Company's Certificate of Incorporation to authorize shares of Preferred Stock, all shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to authorize the shares of Preferred Stock. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THIS PROPOSAL.

INFORMATION ABOUT THE MERGER, BUCKHEAD AMERICA CORPORATION
AND HATFIELD INNS, LLC

The Parties to the Merger

         Buckhead.

         Buckhead and most of its wholly-owned subsidiaries were incorporated in Delaware on December 17, 1992 in connection with the bankruptcy reorganization of Buckhead America Corporation ("Old Buckhead"), a Georgia corporation formerly known as Days Inns of America, Inc. ("Days Inns"), and certain of its affiliates. The Company, the successor-in-interest to certain assets and liabilities of Days Inns, commenced operations on December 29, 1992.


         The Company operates in the hospitality industry, and its principal holdings include hotels, loans and other investments secured by hotels, franchising rights and other related assets. Its principal product is the Country Hearth Inn mid-priced hotel chain which the Company acquired in May 1994. The primary activity of the Company involves the expansion of the Country Hearth chain. Expansion of the chain has been effected through direct acquisition and conversion of existing hotels and through franchise sales. As of May 8, 1997, twenty Country Hearth Inns were open and operating in nine states, six of which were Company owned.


         The  Company's   principal  business  strategy  is,  and  the  combined
Company's principal business strategy will be, to provide high quality, responsive hotel management and franchise services designed to improve hotel profitability, and to provide its hotel guests with a high level of satisfaction. In executing this business strategy the Company seeks to implement policies and programs designed to increase revenues while minimizing operating expenses. The Company seeks to grow hotel revenues by continuing to strengthen the Country Hearth brand and implementing national, regional and local sales and marketing programs. Programs designed to reduce costs include providing purchasing services at favorable prices, offering management services and the Country Hearth brand for one combined fee, minimizing the costs associated with operating under the Country Hearth brand name, and promoting employee productivity and morale. The Company's growth strategy is, and the combined Company's growth strategy will be, focused on (i) improving the revenue and operating performance of its existing hotels; and (ii) increasing the number of rooms under its management or brand in its hotel portfolio.

         The address of the principal executive offices of the Company is 4243 Dunwoody Club Drive, Suite 200, Atlanta, Georgia 30350 and its telephone number is (770) 393-2662.

         Hatfield.

         Hatfield Inn, Inc. was incorporated on February 10, 1992, as a Delaware corporation for the purpose of developing and owning hotel properties. On January 1, 1997, Hatfield Inn, Inc. elected to convert its form of organization to that of a limited liability company, and changed its name to Hatfield Inns, LLC ("Hatfield"). As of December 31, 1996, Hatfield owned seven Hatfield Inns located in Kentucky and Missouri, with one additional Hatfield Inn under construction in Harrodsburg, Kentucky. The Hatfield hotels, which are less than four years old, will be converted to the Country Hearth concept as a result of the Merger. As of March 11, 1997, there were two members of Hatfield holding membership interests and the membership interests were not publicly traded.

         Hatfield has constructed all of its Hatfield Inns using a standard design, with similar architectural styles, guest room floor plans and similar construction materials. Generally, each Hatfield Inn includes 40 guest rooms, six of which are suites. Each Hatfield Inn is a mid-priced limited service hotel which offers its guests a free continental breakfast.

         At March 11, 1997, Hatfield had approximately 28 full-time employees and 33 part-time employees. Employees at Hatfield's hotels are not presently employed under collective bargaining agreements.


         At December 31, 1996, Hatfield had a net operating loss carryforward for Federal income tax purposes of approximately $337,000 which is available to offset future taxable income, if any, through 2011.

         Set forth below is certain descriptive information regarding each hotel owned by Hatfield:

         Bowling Green, Kentucky Hotel. This two-story, interior-corridor hotel is located in Bowling Green, Kentucky, and is adjacent to the Corvette Museum, one of the many lodging demand generators in Bowling Green. The hotel, which opened in November 1996, is a 40-room hotel, and is in excellent condition. Approximately 80% of the business at this hotel is generated by the tourist and leisure attractions of the Corvette Museum and Buick Grand National drag races held at nearby Beach Bend race track. Other lodging demand generators include Western Kentucky University and commercial business related to the General Motors plant, which is approximately four miles from the hotel. The Bowling Green market is fairly seasonal with spring and summer considered the peak seasons. The hotel's primary competitors for business include the following hotels in the area: a Best Western hotel and a Continental Inn. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $933,000. The loan bears interest at 9.75% and requires monthly payments until February 6, 2002. The property also secures a construction mortgage loan for the Harrodsburg, Kentucky hotel.

         Caruthersville, Missouri Hotel. This two-story, interior-corridor hotel is located directly across from the Casino Aztar, a Riverboat Casino on the Mississippi River, which is considered the primary demand generator in the area. The hotel, which opened in January 1996, is a 40-room hotel, and is in very good condition. Approximately 75% of the business at this hotel is generated by destination leisure activities. The proximity of the hotel to the Casino is a major competitive advantage since all of the hotel's competitors are located on I-55 in Hayti, Missouri which limits their degree of competition with the hotel. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $1,021,000. The loan bears interest at prime plus 1% (9.25% at December 31, 1996) and requires monthly payments until May 3, 2015.

         Central City, Kentucky Hotel. This two story, interior-corridor hotel is located at the intersection of Western Kentucky Parkway and Highway 431. The hotel, which opened in 1993, is a 39-room hotel, and is in good condition. Approximately 50% of the hotel's business is generated by highway motorists and approximately 50% is comprised of destination leisure travel and commercial transient business related primarily to area power plants and the State prison. The hotel does not experience any direct competition. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $705,000. The loan bears interest at prime plus 1% (9.25% at December 31, 1996) and requires monthly payments until November 30, 2007.

         Dexter, Missouri Hotel. This two-story, interior-corridor hotel is located at the intersection of Highways 60 and 25. The hotel, which opened in February 1995, is a 40-room hotel, and is in good condition. Approximately 72% of the business at this hotel is comprised of commercial transient business related to companies located in the area, primarily Union Pacific and Southern Pacific Railroads. The hotel's primary competitor for business is the 62-room Dexter Inn located one mile to the west. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $840,000. The loan bears interest at prime plus 1.5% (9.75% at December 31, 1996) and requires monthly payments until March 20, 2000.

         Lebanon, Kentucky Hotel. This two-story, interior-corridor hotel is located at the intersection of Highways 68 and 55. The hotel, which opened in December 1994, is a 40-room hotel, and is in good condition. Approximately 85% of the business at this hotel is comprised of commercial transient business related to companies located in the area, primarily Angell Manufacturing, Armor Food Ingredients, Kentucky Coopers, Plastic Products, Wheaton Plastic Products and Wallace Computer Services. In addition, the local tobacco market generates a significant amount of demand in November, December and January (which is the buying season for tobacco). There are no tourist attractions in the area and leisure demand consists primarily of visits to friends and families. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $813,000. The loan bears interest at 11.25% (as of December 31, 1996) and requires monthly payments until February 1, 2010. The hotel does not experience any direct competition.

         Leitchfield, Kentucky Hotel. This two-story, interior hotel is located near the intersection of Western Kentucky Parkway and Highway 259. The hotel, which opened in August 1995, is a 40-room hotel, and is in very good condition. Approximately 50% of the business at this hotel is comprised of commercial transient business related to companies located in the area, primarily MTD (a parts manufacturer for General Electric), Leitchfield Plastics, Vermont America, Liggett & Platt and the remainder to destination leisure travelers as a result of the hotel's close proximity to area lakes for boating and other water related activities. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $863,000. The loan bears interest at prime plus 1% (9.25% at December 31, 1996) and requires monthly payments until November 10, 2010. There are no competitors in the immediate area.

         Sikeston, Missouri Hotel. This two-story, interior-corridor hotel is located equidistant from St. Louis and Memphis (approximately 145 miles), and is adjacent to an outlet mall. The hotel, which opened in August 1995, is a 40-room hotel, and is in good condition. Approximately 95% of the business at this hotel is comprised of commercial transient business, destination leisure and highway motorists. Sikeston is primarily a farming community with agriculture and agribusiness dominating the local economy. The majority of the commercial lodging demand is generated, in some way, by the farming industry. The market for hotel rooms in Sikeston is competitive due to the numerous properties in the area. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $693,000. The loan bears interest at prime plus 1% (9.25% at December 31, 1996) and requires monthly payments until September 9, 2001.

         Harrodsburg, Kentucky Hotel. As of March 11, 1997, a new Hatfield Inn was under development in Harrodsburg, Kentucky. The hotel will contain 40 guest rooms, and construction is expected to be completed during the third quarter of 1997. Construction of the hotel is being financed by a $650,000 construction loan with a permanent provision, which loan is expected to be assumed, replaced, or refinanced by the Company when the new hotel is completed. The construction mortgage loan is secured by the Hatfield Inn located in Bowling Green, Kentucky. Pursuant to the Merger Agreement, a portion of the purchase price equal to approximately $600,000 of Preferred Stock (approximately 6,000 shares) will be placed in escrow until such property has received a certificate of occupancy and is ready to open for business. Hatfield will be responsible for completing the construction of the property at its sole cost and expense.

         With respect to each of the above referenced hotels, assumption of or securing replacement financing with respect to the outstanding mortgage loans thereon, on terms and conditions acceptable to the Company, is a condition to the consummation of the Hatfield Transaction. In addition, with respect to each of the above referenced hotels, straight-line depreciation methods are used based on useful lives of 39 years for depreciable real property and 3-7 years for all other depreciable property. Further, each property listed above is adequately covered by insurance in the opinion of management.

The Merger Agreement

         The following is a brief summary of the material terms of the Hatfield Transaction. This summary does not purport to be complete and is qualified in its entirety by reference to the Agreement of Merger, as amended (the "Merger Agreement"), which is attached to this Proxy Statement as Appendix B.


         On March 11, 1997, the Company, its wholly-owned subsidiary, BLM-RH, Inc., a Delaware corporation ("BLM-RH"), Hatfield Inns, LLC, a Delaware limited liability company ("Hatfield"), and Guy Hatfield, Dorothy Hatfield and Hatfield Inns Advisors, LLC, a Delaware limited liability company, the sole members of Hatfield, signed the Merger Agreement whereby the Company agreed to acquire
Hatfield, an operation of eight hotels (one of which is currently under construction) in Kentucky and Missouri. The Merger Agreement provides that Hatfield will merge with and into BLM-RH, which will be the surviving company in the Merger, and the separate existence of Hatfield will cease. Pursuant to the Merger Agreement, the total aggregate consideration to be paid to Hatfield by the Company is $10.25 million, of which the Company will assume (or repay or refinance on terms and conditions acceptable to the Company) approximately $7.25 million in debt and issue approximately $3 million of 10% nonvoting cumulative preferred convertible stock of the Company (approximately 30,000 shares of Series A Preferred Stock, the exact number of shares to be determined by subtracting the aggregate principal balance of debt assumed, repaid or refinanced from the total aggregate consideration, as adjusted for certain prorations and liabilities) at $100 per share, if the Merger Agreement is consummated. A portion of the consideration equal to approximately $600,000 of Preferred Stock (approximately 6,000 shares) will be placed in escrow until the Harrodsburg, Kentucky property has received a Certificate of Occupancy and is ready to open for business. The Company paid a $50,000 earnest money deposit upon execution of the Merger Agreement and will be required to pay a finder's fee of $300,000 to Donegal Partners Ltd., if the Merger is consummated. See "Proposal to Amend the Company's Certificate of Incorporation" above, for a discussion regarding the rights and preferences of the Series A Preferred Stock.

         Subject to the terms and conditions of the Merger Agreement, the Merger shall be consummated as promptly as practicable after the satisfaction or waiver of the conditions set forth therein. The Merger shall be effective at such time as the Certificate of Merger is duly filed in accordance with the DGCL (the "Effective Date").


         The Merger Agreement may be terminated, however, if during the due diligence period (which ends sixty (60) days following the date on which Hatfield has supplied the last of the due diligence materials required by
Section 9.1 of the Merger Agreement), the Company shall, for any reason, in the Company's sole discretion, disapprove or be dissatisfied with any aspect of any of the properties subject to the transaction by giving written notice to Hatfield at or before the expiration of the due diligence period. Upon Hatfield's receipt of such notice, the Merger Agreement shall automatically terminate and the $50,000 earnest money deposit shall be returned to the Company (less One Hundred Dollars ($100.00)), and neither Hatfield nor the Company shall have any further obligation or liability to the other hereunder, except for any continuing indemnity obligation as provided in the Merger Agreement. In addition, if the transaction is terminated for any reason whatsoever, including the default of the Company or Hatfield, the Company shall not be required to pay a finder's fee of $300,000.00 to Donegal Partners Ltd. in connection with the Hatfield Transaction.

         On May 27, 1997, the Company and Hatfield amended the original Merger Agreement to (i) provide Hatfield with additional time in which to assemble and provide the Company with due diligence materials, (ii) modify certain terms and conditions applicable to the Series A Preferred Stock to avoid certain adverse tax consequences of legislation currently being proposed, (iii) delete Section
8.6 regarding certain tax representations and warranties which were more comprehensively incorporated into Section 8.23 regarding taxes, (iv) complete certain items left blank in the Merger Agreement, and (v) effect certain minor changes required to complete the contemplated transaction between the Company and Hatfield.


Conditions to the Merger


         The respective obligations of the Company and Hatfield to effect the Merger are subject to a number of conditions, including among others: (i) the approval of the proposal to amend the Company's Certificate of Incorporation to authorize the issuance of the Series A Preferred Stock no later than June 30, 1997; (ii) the Company and Hatfield each having performed and complied with all covenants and agreements contained in the Merger Agreement; (iii) the truth and accuracy in all material respects of all representations and warranties of each of the Company and Hatfield on and as of the date made and the Closing Date;
(iv) there having been no material adverse change in the business, prospects, operations, assets or condition (financial or otherwise) of the parties since the date of the Merger Agreement; and (v) the Company's ability to assume the existing financing which currently encumbers the properties on terms and conditions acceptable to the Company or to otherwise secure financing on terms and conditions acceptable to the Company.


Reasons for the Transaction


         The Board of Directors has considered the terms and conditions of the Merger Agreement and has determined that the Merger Agreement is fair to, and in the best interest of the Company and its stockholders. Although the Board's determination of fairness is a subjective and not solely an economic determination, it is based in part upon the Board's belief that the value of Hatfield's assets equals or exceeds the purchase price for the Hatfield stock and the fact that Hatfield generated positive cash flow from operations in 1996. In making their respective determinations, which determinations were the product of the business judgment of the respective members thereof, exercised in light of their fiduciary duties to the Company and the stockholders of the Company, the Board of Directors reviewed and considered information and documentation relating to the Merger and considered a number of other factors, including the following: (i) the Hatfield properties are ideally suited for conversion to the Country Hearth concept; (ii) the hotels are each less than four years old; and
(iii) the hotels are strategically located in relation to the Company's existing hotels. The Company did not retain the services of a financial advisor or any third party to evaluate the terms of the proposed acquisition of Hatfield.


         The Board also considered that the Merger is consistent with, and is an important step in, the Company's growth strategy. The Hatfield hotels provide for improved national brand/chain awareness. While there can be no assurance that the integration of the Company and Hatfield will be successful, or accomplished in a timely fashion if completed, or that the combined Company will successfully implement its growth strategy, the Board of Directors believes that the Merger will generate several benefits, including:

         o The Company believes that Hatfield has developed a hotel product design and concept that is well suited to small towns and rural communities. The Company intends to use Hatfield's construction plans, designs and schedules to expand the concept to additional markets through development of additional hotels and sales of additional franchises.

         o The Company believes that the combined Company's expanded size and diverse geographic presence presents opportunities for enhancing the Company's brand recognition. The Company currently intends to convert the Hatfield hotels to the Company's Country Hearth brand, thereby providing an increase in market coverage for the Company's product, particularly in the midwestern United States. Based on its examination of the Hatfield hotels, the Company believes that such properties are in well maintained condition and of high quality. As a result the Company does not expect that such hotel brand conversions will require significant capital expenditures.

         o The Company believes that as a result of the Company's increased brand recognition, marketing strength, and higher average daily rate ("ADR") structure compared to Hatfield's, the conversion of the Hatfield hotels to the Company brand presents opportunities for improvement in both ADR and occupancy rates. The Company intends to add to or enhance the product features offered at the hotels, such as, but not limited to, adding coffee makers in each room, upgraded continental breakfasts, newspapers, and a modest amenities package.


         o The Company believes that the combined Company will create economies of scale in general areas, such as centralized reservations services, national sales and marketing departments, insurance payments and centralized accounting, advertising, management information services and other administrative departments. As a result, the Company believes that the combined Company will achieve cost savings in these centralized services departments over those that have been experienced by the Company or Hatfield separately. The Company has not prepared any financial analysis of these economies of scale; however, the Company has entered into a new agreement with its insurance carrier which will save it in excess of $300,000 per year compared to the amounts paid in the aggregate by the Company, Hatfield and the Company's recently acquired Lodge Keeper hotels immediately prior to the new agreement.


         o The Company believes that the combination of the experienced hotel employees of the Company and Hatfield will result in the combined Company having a large pool of hotel employees with proven track records that can further support the implementation of the Company's business strategy and support the combined Company's future growth. In addition, the Merger presents the Company with the opportunity to augment its successful corporate management team with individuals from Hatfield's experienced corporate management team.

         o The Company believes it can extend its purchasing power and leverage with vendors to the Hatfield hotels. The Company offers purchasing services to the hotels in its portfolio and uses its purchasing power to negotiate favorable contract terms with vendors, on both a regional and national basis. The Company believes that the combined Company's increased size will further increase its purchasing power with such vendors and any prospective vendors, which may therefore result in cost savings and may generate increased profits for the combined Company.


         In view of the wide variety of factors considered, the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in making their determinations. No additional factors were considered by the Board.

Appraisal Rights

         Under the DGCL, holders of Buckhead Common Stock will not be entitled to any appraisal or dissenters' rights in connection with the Merger.

Accounting Treatment

         The  merger  will be  accounted  for  under  the  "purchase"  method of accounting, in accordance with generally accepted accounting principles ("GAAP"). Under this method of accounting, the purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values at the effective time.

Regulatory Requirements

         Other than the filing of a Certificate of Merger with the State of Delaware, there are no Federal or State regulatory requirements which must be complied with or approvals which must be obtained in connection with the Merger.

Certain Federal Income Tax Considerations


         The following discussion summarizes the material federal income tax consequences of the Merger to the Company and BLM-RH. It is the intention of the parties that the Merger qualify for federal income tax purposes as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), by application of Section 368(a)(2)(D) of the Code. If the Merger is treated as a reorganization under Section 368(a) of the Code, neither the Company nor BLM-RH will recognize gain or loss as a result of the Merger. BLM-RH's adjusted tax basis in the assets acquired in the Merger generally will equal Hatfield's adjusted tax basis in such assets as determined immediately prior to the Merger. BLM-RH will also succeed to certain tax attributes of Hatfield such as net operating loss and capital loss carryforwards and earnings and profits.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF HATFIELD

Results of Operations.


         The following discussion and analysis of financial condition and results of operations should be read in conjunction with the Hatfield financial statements and accompanying notes appearing elsewhere in this Proxy Statement. The Hatfield hotels are operated as a chain of low to moderately priced, limited service hotels in Kentucky and Missouri. The following is a breakdown of the performance of the Hatfield properties during 1996:


                                             AVERAGE     AVERAGE
                                 YEAR       OCCUPANCY     DAILY     REVENUE PER      ANNUAL ROOM
PROPERTIES           ROOMS      OPENED        RATE        RATE     AVAILABLE ROOM     REVENUE       TOTAL REVENUE
------------------   ------   ----------   -----------   -------   --------------   -------------  -----------------
Central City, KY       39        1993        76.21%    $  41.10     $  31.32         $ 447,116       $ 471,619
Sikeston, MO           40        1994        61.07%       44.14        26.96           394,602         409,995
Lebanon, KY            40        1994        61.56%       43.73        26.92           394,120         411,655
Dexter, MO             40        1995        56.03%       42.53        23.83           348,902         364,130
Leitchfield, KY        40        1995        62.42%       42.70        26.65           390,200         410,076
Caruthersville, MO*    40     1996 (Jan.)    51.69%       54.11        27.97           384,844         400,066
Bowling Green, KY*     40     1996 (Nov.)    10.22%       49.50         5.06             9,306           9,767

--------------------

* Reflects operation from the dates of opening in January and November 1996, respectively.

         The following is a breakdown of the average occupancy rates, average room revenue per hotel and average daily rates for all Hatfield hotels during 1996 and the first quarter of 1997:


                                          1996              1ST QUARTER 1997
                                   ------------------      -------------------
Average occupancy rate**                   61.18%                51.39%
Average room revenue per hotel**        $393,297              $ 82,854
Average daily rate**                    $  44.72              $  45.23
-------------------

** Due to its limited operating history, the results of operations from the Bowling Green hotel which opened in November 1996 are not reflected in the 1996 figures listed above.


         Hatfield's hotels have historically experienced seasonal variances typical of the hotel industry, with higher revenues in the second and third quarters of calendar years compared with the first and fourth quarters.


         Fiscal Year Ended December 31, 1996

         Total revenues for fiscal year 1996 were approximately $2.5 million, reflecting an increase of approximately 40% from the prior year. This increase was primarily due to the opening of two new hotels in 1995 and two new hotels in 1996. Between January 1995 and November 1996, the number of rooms available increased from 119 to 279.

         Operating expenses for the Hatfield hotels averaged approximately $8,000 per room per year for 1996 (excluding interest expense). The major components of expense include staff expense ($2,343 per room), depreciation ($1,574 per room), administrative expense ($1,535 per room) and utilities ($542 per room). In addition, Hatfield paid management fees of $123,634 ($503 per room) to an affiliate in 1996. If the Merger is completed, these management fees will no longer be paid, and the Company will assume management responsibility for the Hatfield hotels.

         Operating expenses for fiscal year 1996 were approximately $2.0 million, reflecting an increase of approximately 42.9%, primarily due to the increase in the number of hotels in operation.

         Quarter Ended March 31, 1997

         Hatfield had a loss of approximately 88,000 during the first quarter of 1997, reflecting relatively low revenues in the winter season and increased depreciation and interest expense associated with the new hotels opened in January and November 1996. For the other, longer established Hatfield hotels, the average occupancy rate was 57% for the quarter ended March 31, 1997 compared to 56.5% for the quarter ended March 31, 1996. Total revenues were approximately $613,000, reflecting a 20.4% increase from the prior year, primarily due to the effect of the new hotels. The Company anticipates that the revenues from the two new hotels will not reach a full utilization rate until the summer of 1997. The Harrodsburg, Kentucky hotel is expected to be opened in the third quarter of 1997.

         Operating expenses for the quarter were approximately $545,000, an increase of approximately 20.2% over the prior year's first quarter. Most of this increase was volume-related. In addition, general and administrative expenses increased by approximately $22,000, primarily due to legal expenses associated with the proposed merger with the Company, and insurance expense increased by approximately $19,000, primarily due to a non-recurring adjustment to Hatfield's general liability policy premium.


Liquidity and Capital Resources

         Most of Hatfield's hotels were constructed and opened during the past four years. The construction was financed through bank construction loans which were converted to permanent mortgages upon completion. Equity capital was provided by contributions from the sole stockholder of Hatfield's predecessor. Hatfield's cash flow from hotel operations has been sufficient to cover normal operating costs. However, due to Hatfield's new mortgage debt service requirements and relatively new hotels that have required start-up cost expenditures and have initially provided minimal cash flow, Hatfield has relied on advances from its predecessor's sole stockholder to service its debt. Upon consummation of the Merger, the Company intends to assume, repay or refinance portions of the Hatfield mortgage debt. In addition, Hatfield has historically paid in excess of $100,000 per year to affiliates in management fees which will no longer be paid after the Merger. The Company believes that, with these adjustments, the Hatfield hotels' operations will generate sufficient cash flow to fund operations and debt service.

         Hatfield began construction on the Harrodsburg, Kentucky hotel in March, 1997. Through May 28, 1997 Hatfield spent approximately $165,000 on this hotel, and Hatfield anticipates that it will spend an additional $890,000 to complete the hotel. In addition, the President of Hatfield contributed land with an estimated value of $70,000 to Hatfield for the hotel site. Hatfield intends to finance this construction through a loan with a bank, with an interest rate of the bank's prime rate plus 2% (currently 10.5%).

UNAUDITED PRO FORMA FINANCIAL INFORMATION AND HISTORICAL FINANCIAL INFORMATION OF HATFIELD INN, INC. AND HATFIELD INNS, LLC

         On January 1, 1997, Hatfield Inn, Inc. ("Predecessor") was merged into Hatfield. The merger of these entities qualified as a tax-free reorganization and was accounted for as a transaction between entities under common control. The companies merged using historical costs in a manner similar to a pooling of interests. The financial statements included herein reflect the operations of the Predecessor through December 31, 1996 and Hatfield beginning January 1, 1997.

         The following unaudited pro forma condensed consolidated financial statements (collectively referred to hereinafter as the "Pro Forma Statements") are presented as if the consummation of the acquisition of Hatfield had been consummated for balance sheet presentation purposes as of March 31, 1997 and for income statement purposes as of January 1, 1996. The Pro Forma Statements are not necessarily indicative of the financial position or the results of operations of the Company, as they may be in the future or as they might have been had the acquisition been consummated on the dates indicated.

         The Pro Forma Statements include historical information of the Company. The Company's balance sheet as of March 31, 1997 and income statement for the three months then ended were derived from the Company's Form 10-QSB for the three months ended March 31, 1997. The Company's income statement for the year ended December 31, 1996, was derived from the Company's Form 10-KSB for the year ended December 31, 1996.

         The Pro Forma Statements also include historical information of the Predecessor and Hatfield. The Predecessor's income statement for the year ended December 31, 1996 was derived from financial statements for the year ended December 31, 1996 included herein. Hatfield's balance sheet as of March 31, 1997 and income statement for the three months then ended were derived from financial statements for the three months ended March 31, 1997 included herein.

         The pro forma adjustments are based upon currently available information and upon certain assumptions that the Company believes are reasonable in the circumstances. The Pro Forma Statements and accompanying notes should be read in conjunction with the historical financial statements of the Company included in its Form 10-KSB for the year ended December 31, 1996 and its Form 10-QSB for the three months ended March 31, 1997. In addition, the Pro Forma Statements and accompanying notes should be read in conjunction with the historical financial statements of the Predecessor included herein for the year ended December 31, 1996 and the historical financial statements of Hatfield included herein for the three months ended March 31, 1997.

                                  BUCKHEAD AMERICA CORPORATION AND SUBSIDIARIES
                               PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                                           YEAR ENDED DECEMBER 31, 1996
                                                   (UNAUDITED)



                                                HISTORICAL                         Pro Forma          PRO FORMA
                                              HATFIELD INN,      Historical         PURCHASE        CONSOLIDATED
                                                   INC.           Buckhead         ACCOUNTING          INCOME
                                              (PREDECESSOR)        America        ADJUSTMENTS         STATEMENT
                                              --------------   ---------------  ----------------   ---------------

Revenues:
     Hotel revenues                          $     2,477,308         9,979,477                          12,456,785
                                              --------------   ---------------                     ---------------
Interest income:
     Notes receivable                                                  256,228                             256,228
     Investments                                                       786,641                             786,641
                                              --------------   ---------------                     ---------------
         Total interest income                                       1,042,869                           1,042,869
Other income                                                         2,850,459                           2,850,459
                                              --------------   ---------------                     ---------------
         Total revenues                            2,477,308        13,872,805                          16,350,113
                                              --------------   ---------------                     ---------------
Expenses:
     Hotel operations                              1,589,137         8,659,355          (80,000)(a)     10,168,492
     Depreciation and amortization                   386,814           956,900          (54,521)(b)      1,289,193
     Other operating and administrative                                934,543                             934,543
     Interest                                        495,529         1,505,163          (12,666)(c)      1,988,026
                                              --------------   ---------------  ----------------   ---------------
         Total operating, administrative and
            interest expenses                      2,471,480        12,055,961         (147,187)        14,380,254
                                              --------------   ---------------  ----------------   ---------------
         Income before income taxes                    5,828         1,816,844           147,788         1,969,859
Provision for income taxes                             1,601                             (1,601)(d)
                                                               ---------------  ----------------   ---------------
         Net income                          $         4,227         1,816,844           148,788         1,969,859
                                              ==============   ===============  ================   ===============
Dividends paid on redeemable preferred stock                                           (187,337)(e)      (187,337)
                                                                                                   ---------------
Net income applicable to common shareholders                                                             1,782,522
                                                                                                   ===============
Net  income per common and common equivalent share:
         Primary                                             $            1.00                                 .98
                                                               ===============                     ===============
         Fully diluted                                       $            1.00                                 .92
                                                               ===============                     ===============
Weighted average number of common and common equivalent shares used to calculate net income per share:
         Primary                                                     1,814,510                  (g)      1,814,510
                                                               ===============                     ===============
         Fully diluted                                               1,815,049                  (h)      2,132,327
                                                               ===============                     ===============

See notes to the pro forma condensed consolidated financial statements.

                                   BUCKHEAD AMERICA CORPORATION AND SUBSIDIARIES
                               PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                                         THREE MONTHS ENDED MARCH 31, 1997
                                                    (UNAUDITED)


                                                 HISTORICAL                           PRO FORMA         PRO FORMA
                                               HATFIELD INNS,      HISTORICAL          PURCHASE       CONSOLIDATED
                                                     LLC            BUCKHEAD         ACCOUNTING          INCOME
                                                                    AMERICA         ADJUSTMENTS        STATEMENT
                                               ---------------   ---------------   ---------------   ---------------

Revenues:
     Hotel revenues                           $        612,540         2,288,172                           2,900,712
                                               ---------------   ---------------   ---------------   ---------------
Interest income:
     Notes receivable                                                     19,555                              19,555
     Investments                                                         543,024                             543,024
                                               ---------------   ---------------   ---------------   ---------------
         Total interest income                                           562,579                             562,579
Other income                                                             954,677                             954,677
         Total revenues                                612,540         3,805,428                           4,417,968
                                               ---------------   ---------------   ---------------   ---------------
Expenses:
     Hotel operations                                  430,063         1,632,260          (20,000)(a)      2,042,323
     Depreciation and amortization                     115,101           190,300          (27,550)(b)        277,851
     Other operating and administrative                                  611,578                             611,578
     Interest                                          155,123           257,048           (3,064)(c)        409,107
         Total operating, administrative and
            interest expenses                          700,287         2,691,186          (50,614)         3,340,859
                                               ---------------   ---------------   ---------------   ---------------

         Income before income taxes                   (87,747)         1,114,242            50,614         1,077,109

Provision for income taxes                               (580)                                 580(d)
     Net income (loss)                        $       (87,167)         1,114,242            50,034         1,077,109
                                               ===============   ===============   ===============   ===============
Dividends paid on redeemable preferred stock                                              (56,797)(f)       (56,797)

Net income applicable to common shareholders                                                               1,020,312
                                                                                                     ===============

Net  income per common and common equivalent share:
         Primary                                                            0.61                                0.56
         Fully diluted                                                      0.61                                0.49
                                                                 ===============                     ===============

Weighted average number of common and common equivalent shares used to calculate net income per share:
         Primary                                                $      1,821,994                  (g)      1,821,994
         Fully diluted                                          $      1,837,252                  (h)      2,190,290

                                                                 ===============                        ===============

 See notes to the pro forma condensed consolidated financial statements.


                                   BUCKHEAD AMERICA CORPORATION AND SUBSIDIARIES
                                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                  MARCH 31, 1997
                                                    (UNAUDITED)


                                                  HISTORICAL                                PRO FORMA            PRO FORMA
                                                HATFIELD INNS,         HISTORICAL       PURCHASE ACCOUNTING     CONSOLIDATED
                  ASSETS                             LLC           BUCKHEAD AMERICA        ADJUSTMENTS         BALANCE SHEET
-------------------------------------------    ----------------   -----------------   -------------------    ----------------

Current assets:
     Cash and cash equivalents                $          57,956           1,878,401                                 1,936,357
     Short-term investments                                               2,649,005                                 2,649,005
     Current portion of notes receivable                                    731,143                                   731,143
     Other current assets                               161,922             666,317                                   828,239
                                               ----------------   -----------------   -------------------    ----------------
         Total current assets                           219,878           5,924,866                                 6,144,744

Noncurrent portions of notes receivable                                     398,703                                   398,703
Property and equipment, at cost, net of
     accumulated depreciation                         7,233,354          19,084,452                                26,317,806
Construction in progress                                 99,117                                                        99,117
Excess of purchase price over historical cost
     of net assets acquired                                                                     2,075,539 (i)       2,075,539
Other assets                                            141,107           2,103,557                                 2,244,664
                                                      7,693,456          27,511,578             2,075,539          37,280,573
                                               ================   =================   ===================    ================

LIABILITIES AND SHAREHOLDERS' / MEMBERS' EQUITY
-------------------------------------------

Current liabilities:
     Accounts payable and accrued expenses              314,365             751,394               450,000 (j)       1,515,759
     Advances from members                              515,025                                                       515,025
     Current portions of notes payable                  469,682             330,271                                   799,953
                                               ----------------   -----------------   -------------------    ----------------
         Total current liabilities                    1,299,072           1,081,665               450,000           2,830,737

Deferred tax liability                                   47,994                                  (47,994) (k)
Noncurrent portions of notes payable                  5,617,233          12,019,991                                17,637,224
         Total liabilities                            6,964,299          13,101,656               402,006          20,467,961
                                               ----------------   -----------------   -------------------    ----------------

Minority interest in partnership                                            666,674                                   666,674
Redeemable preferred stock                                                                      2,402,690 (l)       2,402,690
Shareholders' / members' equity                         729,157          13,743,248             (729,157) (m)      13,743,248
                                              $       7,693,456          27,511,578             2,075,539          37,280,573
                                               ================   =================   ===================    ================



See notes to the pro forma condensed consolidated financial statements.

                  BUCKHEAD AMERICA CORPORATION AND SUBSIDIARIES
                  NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

     The planned acquisition of Hatfield will be accounted for as a purchase with a total purchase price of $10,250,000 plus estimated closing costs of approximately $450,000. The purchase price includes the assumption of debt of approximately $7,250,000 and net deficit (as defined) at closing (estimated to be a net deficit of $94,000) and the issuance of redeemable preferred stock of the Company ("Preferred Stock") for the remainder.

     The purchase price will be allocated to the tangible and intangible assets and liabilities of Hatfield based upon their respective fair values. Such allocations will be based on appraisals and valuations which have not yet been completed. Accordingly, the allocations reflected in the Pro Forma Statements are preliminary and, among other things, no fair value allocations have been made to the property and equipment of Hatfield. The unallocated excess purchase price is included in excess of purchase price over historical cost of net assets acquired in the pro forma condensed consolidated balance sheet.

     As of March 31, 1997, a hotel that will be acquired from Hatfield was in the early stages of construction and had no existing financing. The Merger
Agreement allocates $1,250,000 of the total purchase price to this hotel under construction. Approximately $600,000 of the Preferred Stock will be held back until the completion of the hotel. The remaining consideration for the hotel will consist of the assumption of approximately $650,000 in debt. For purposes of the pro forma condensed consolidated balance sheet, consideration in the form of Preferred Stock is only included to the extent of construction in progress on this hotel of $99,117 as of March 31, 1997. However, the $99,117 of Preferred Stock consideration is not considered outstanding for purposes of the pro forma condensed consolidated income statements or earnings per share calculations.

         The Predecessor historical financial statements include the results of a hotel that was completed and opened for operations in late November of 1996. For the Pro Forma Statements, the portion of Preferred Stock consideration allocated to this hotel (approximately $436,000) was not considered to be outstanding until the opening of the hotel. Consequently, the earnings per share calculations for the year ended December 31, 1996 only assume the issuance of Preferred Stock for this hotel as of December 1, 1996.

(a) To eliminate the management fees with the exception of the estimated incremental costs to the Company associated with managing the hotel properties. The management fees were paid to an affiliated company and such fees would not have been incurred by the Company.

(b) To adjust depreciation and amortization expense of the acquired assets for the new cost basis and to conform with the Company's depreciation policies. Amount includes amortization of the excess of purchase price over historical cost of net assets acquired, which is being amortized on a straight-line basis over 40 years. No depreciation was recorded on the costs allocated to construction in progress since the hotel is not yet completed.

(c) To adjust interest expense on one mortgage note for the new rate expected to be obtained upon refinancing by the Company.

(d) To adjust the provision for income taxes after giving affect to the Company's tax position.

(e) To record cash dividends on redeemable preferred stock. Dividends paid on redeemable preferred stock were calculated based on the total preferred stock outstanding ($2,402,690), less preferred stock held back until completion of the hotel currently under construction ($99,117), less the portion of preferred stock for eleven months in 1996 allocated to a hotel property that was not completed until the end of November 1996 ($430,201).

(f) To record cash dividends on redeemable preferred stock. Dividends paid on redeemable preferred stock were calculated based on the total preferred stock outstanding ($2,402,690), less preferred stock held back until completion of the hotel currently under construction ($99,917).

(g) There was no change in the weighted average number of common shares outstanding as the redeemable preferred stock is not a common stock equivalent.

(h) The fully diluted number of common shares and common share equivalents outstanding is computed after giving effect to the redeemable preferred stock using the "if-converted" method and the assumptions in (e) above for the year ended December 31, 1996, and (f) above for the three months ended March 31, 1997.

(i) Represents the unallocated excess of the total purchase price of Hatfield over the historical cost of net assets acquired.

(j)      To record estimated closing costs for the acquisition of Hatfield.

(k) To remove the deferred tax liability from the balance sheet due to the available offsetting tax carryforwards of the Company.

(l) To record the redeemable preferred stock issued to the former owners of Hatfield. The amount of redeemable preferred stock is determined as follows:



Purchase price                                              $   10,250,000
Less:
   Purchase price of hotel under construction                  (1,250,000)
   Hatfield debt assumed as of March 31, 1997                  (6,601,940)
   Hatfield working capital deficit (net of
        short-term debt assumed) as of March 31, 1997             (94,487)

Add - construction in progress as of March 31, 1997 for
        hotel under construction                                    99,117
        Redeemable preferred stock                          $    2,402,690
                                                             =============


(q)     To eliminate Hatfield members' equity.

                          Independent Auditors' Report



The Board of Directors
Hatfield Inn, Inc.:

We have audited the accompanying balance sheet of Hatfield Inn, Inc. as of December 31, 1996, and the related statements of income, shareholder's equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Hatfield Inn, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hatfield Inn, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




                                          KPMG PEAT MARWICK LLP


April 11, 1997
Atlanta, Georgia

                               HATFIELD INN, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1996

                                     ASSETS

Current assets:
   Cash                                                             $     40,320
   Accounts receivable (note 3)                                           87,227
   Inventories                                                            43,277
   Prepaid expenses                                                       22,374
        Total current assets                                             193,198
                                                                     -----------

Hotel property and equipment (notes (2,3, and 4)                       8,092,388
   Less accumulated depreciation                                         802,813
        Net hotel property and equipment                               7,289,575
                                                                     -----------

Deferred loan costs, net of accumulated amortization of $8,309            64,869
Other assets                                                              17,397
                                                                    $  7,565,039
                                                                     ===========

                                       LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
   Accounts payable and accrued expenses                            $    349,764
   Advances from shareholder (note 6)                                    485,025
   Note payable (note 4)                                                 180,000
   Current portion of mortgage notes payable (note 3)                    221,250
        Total current liabilities                                      1,236,039

Deferred income taxes (note 5)                                            48,574
Noncurrent portion of mortgage notes payable (note 3)                  5,676,019
Advances from affiliate (note 6)                                         449,421
        Total liabilities                                              7,410,053
                                                                     -----------

Shareholder's equity:
   Common stock, par value $.15 per share, 1,000 shares
        authorized; 1,000 shares issued and outstanding                      150
   Additional paid-in capital                                            194,286
   Accumulated deficit                                                  (39,450)
        Total shareholder's equity                                       154,986
Commitments (note 6)                                                   7,565,039
                                                                     ===========


See accompanying notes to financial statements.

                               HATFIELD INN, INC.
                               STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996



Revenues:
    Room                                                           $   2,369,090
    Other                                                                108,218
                                                                    ------------
             Total revenues                                            2,477,308

Operating expenses:
    Direct:
         Room                                                            575,599
         Other                                                            81,277
    General and administrative                                           377,051
    Utilities                                                            133,146
    Management fees (note 6)                                             123,634
    Advertising and promotion                                             91,238
    Repairs and maintenance                                               83,178
    Property taxes                                                        70,655
    Insurance                                                             53,359
    Depreciation and amortization                                        386,814
             Total operating expenses                                  1,975,951
                                                                    ------------

             Income from operations                                      501,357

Interest expense                                                         495,529
                                                                    ------------

             Income before income taxes                                    5,828

Deferred income tax expense (note 5)                                       1,601

             Net income                                            $       4,227
                                                                    ============


See accompanying notes to financial statements.



                                                HATFIELD INN, INC.
                                    STATEMENT OF SHAREHOLDER'S EQUITY (DEFICIT)
                                           YEAR ENDED DECEMBER 31, 1996


                                                                    ADDITIONAL                                TOTAL
                                                     COMMON          PAID-IN          ACCUMULATED         SHAREHOLDER'S
                                                     STOCK           CAPITAL            DEFICIT         EQUITY (DEFICIT)
                                                  ------------    --------------    ---------------    -------------------

Balances at December 31, 1995                    $     --                --           (43,677)               (43,677)
Contribution of capital through
   forgiveness of shareholder's
   advances (note 6)                                  150           356,486                 --                356,636
Liquidating dividends                                  --         (168,000)                 --              (168,000)
Contribution                                           --             5,800                 --                  5,800
Net Income                                             --                --              4,227                  4,227
Balances at December 31, 1996                    $    150           194,286           (39,450)                154,986
                                                      ---           -------            -------                -------
                                                  =======    ==============    ===============    ===================

See accompanying notes to financial statements.





                                                HATFIELD INN, INC.
                                              STATEMENT OF CASH FLOWS
                                           YEAR ENDED DECEMBER 31, 1996





Cash flows from operating activities:
 Net income                                                                                          $        4,227
 Adjustments to reconcile net income to net cash provided by operating activities:
         Depreciation and amortization                                                                      386,814
         Deferred income tax expense                                                                          1,601
         Increase in accounts receivable                                                                   (43,732)
         Increase in inventories                                                                            (6,011)
         Increase in prepaid expenses                                                                       (6,759)
         Increase in accounts payable and accrued expenses                                                  185,830
                                                                                                       ------------
          Net cash provided by operating activities                                                         521,970
                                                                                                       ------------
Cash flows from investing activities:
 Additions to hotel property and equipment                                                              (1,795,730)
 Additions to other assets                                                                                 (17,397)
                                                                                                       ------------
          Net cash used in investing activities                                                         (1,813,127)
                                                                                                       ------------
Cash flows from financing activities:
 Repayments of mortgage notes payable                                                                     (872,579)
 Proceeds from mortgage notes payable                                                                     1,833,688
 Proceeds from note payable                                                                                 180,000
 Capital contribution                                                                                         5,800
 Dividends                                                                                                (168,000)
 Repayment of advances from affiliate                                                                     (227,237)
 Proceeds from advances from shareholder                                                                    485,025
 Deferred loan costs                                                                                        (9,444)
                                                                                                       ------------
          Net cash provided by financing activities                                                       1,227,253
                                                                                                       ------------
          Net decrease in cash                                                                             (63,904)
Cash at beginning of year                                                                                   104,224
                                                                                                       ------------
Cash at end of year                                                                                  $       40,320
                                                                                                       ============
Supplemental disclosure of cash flow information - cash paid during the year for
    interest, net of interest capitalized of $34,643                                                 $      489,529
                                                                                                       ============
Supplemental disclosure of noncash financing activities - contribution of capital
    through forgiveness of shareholder's advances (note 6)                                           $      356,636
                                                                                                       ============


See accompanying notes to financial statements.

                               HATFIELD INN, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996

(1)      Summary of Significant Accounting Policies

(a)      General Information

         The financial statements represent the accounts of Hatfield Inn, Inc. (the "Predecessor" - see note 7). The Predecessor was formed on February 10, 1992 for the purpose of developing and operating hotel properties. As of December 31, 1996, the Predecessor owned seven Hatfield Inns located in Kentucky and Missouri. The sixth hotel was opened in January 1996 and the seventh was opened in November 1996.

(b)      Inventories

         Inventories are stated at the lower of cost or market. Cost is generally determined using the first-in, first-out method.

(c)      Hotel Property and Equipment

         Hotel property and equipment are stated at cost. Depreciation of hotel property and equipment is calculated on the straight-line method over the following useful lives:

                                                                     Years
                                                                     -----
                  Buildings                                           39
                  Land improvements                                   7
                  Furniture, fixtures, and equipment                  3 to 7


(d)      Deferred Loan Costs

         Costs incurred to obtain the mortgage notes payable were deferred and are being amortized on a straight-line basis over the terms of the loans.

(e)      Income Taxes

         The Predecessor accounts for income taxes in accordance with the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                               HATFIELD INN, INC.
                          NOTES TO FINANCIAL STATEMENTS

(f)      Advertising

         The cost of advertising is expensed as incurred.

(g)      Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires the Predecessor to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h)      Fair Value of Financial Instruments

         Management believes that the carrying amounts of cash, accounts receivable, accounts payable and accrued expenses, advances from shareholder, note payable, and current portions of mortgage notes payable are reasonable approximations of their fair value because of the short maturity of these instruments.

         The fair value of the Predecessor's noncurrent portions of mortgage notes payable is estimated by discounting the future cash flows of each instrument at rates currently offered to the Predecessor for similar debt instruments of comparable maturities by the Predecessor's bankers. Based on this valuation methodology, management believes that the carrying amount of the noncurrent portions of mortgage notes payable is a reasonable estimation of its fair value.

(2)      Hotel Property and Equipment

         The cost basis of hotel property and equipment is summarized as follows:

                  Land                                      $    765,417
                  Land improvements                              537,374
                  Buildings                                    5,198,630
                  Furniture, fixtures, and equipment           1,590,967
                                                               ---------
                                                            $  8,092,388

                               HATFIELD INN, INC.
                          NOTES TO FINANCIAL STATEMENTS

(3)    Mortgage Notes Payable

Mortgage notes payable, which are personally guaranteed by the Company's shareholder, consist of the following:

Mortgage note payable to a bank dated August 4, 1992,  bearing interest at prime plus 1% (9.25% at December 31, 1996),  payable in 180 monthly installments of principal  and  interest.  The note is  secured  by real  estate,  furniture, fixtures,  equipment,  and accounts receivable of a hotel property located in
   Central City, Kentucky                                                         $    710,324

Mortgage note  payable to a bank dated  September 9, 1996,  bearing  interest at
   prime  plus  1%  (9.25%  at  December  31,  1996),   payable  in  59  monthly
   installments  of principal  and interest,  with the  remaining  principal due
   September 9, 2001. The note is secured by real estate,  furniture,  fixtures, equipment,  and accounts  receivable of a hotel property located in Sikeston,
   Missouri                                                                            697,399


Mortgage note payable to a bank dated January 23, 1995,  bearing interest at the yield of five-year U.S.  Treasuries  plus 3.5% (11.25% at December 31, 1996), payable in 180 monthly  installments  of principal and interest.  The note is
   secured  by  real  estate,  furniture,   fixtures,  equipment,  and  accounts
   receivable of a hotel property located in Lebanon, Kentucky                         817,149


Mortgage note payable to a bank dated March 23, 1995,  bearing interest at prime plus 1.5% (9.75% at December 31, 1996), payable in 59 monthly installments of principal and interest,  with the remaining principal due March 20, 2000. The note is  secured  by real  estate  of a hotel  property  located  in  Dexter,
   Missouri                                                                            844,582


Mortgage note payable to a bank dated  November 10,  1995,  bearing  interest at prime  plus  1%  (9.25%  at  December  31,  1996),  payable  in  180  monthly installments  of principal and interest.  The note is secured by real estate, furniture,  fixtures,  equipment, and accounts receivable of a hotel property
   located in Leitchfield, Kentucky                                                    868,104

Mortgage note  payable to a bank dated May 3, 1995,  bearing  interest  at prime plus 1% (9.25% at December 31, 1996),  payable in 240 monthly installments of principal  and  interest.  The  note is  secured  by real  estate  of a hotel
   property located in Caruthersville, Missouri                                      1,024,711


Construction  mortgage  note  payable to a bank  dated May 6,  1996,  originally bearing interest at prime plus 2% (10.25% at December 31, 1996) with required monthly  interest  payments and was  scheduled to mature on February 6, 1997.
   Hatfield Inns,  LLC, the successor to the Company (note 7),  refinanced  this note on a long-term basis on February 6, 1997. Accordingly, the balance as of
   December  31,  1996  is  classified  in the  accompanying  balance  sheet  as long-term.  The refinanced  note bears interest at 9.75% and is payable in 59 monthly installments of principal and interest,  with the remaining principal due February 6, 2002.  The note is secured by real estate of a hotel property
   located in Bowling Green, Kentucky                                                   935,000

                                                                                    -----------
   Total                                                                              5,897,269
Less current portion                                                                    221,250
           Noncurrent portion of mortgage notes payable                         $     5,676,019
                                                                                  =============

                               HATFIELD INN, INC.
                          NOTES TO FINANCIAL STATEMENTS

       The combined aggregate amount of maturities for all mortgage notes payable for each of the next five years and thereafter is as follows:




               Year Ending
               December 31,
                   1997                                           $      221,000
                   1998                                                  249,000
                   1999                                                  273,000
                   2000                                                   946,00
                   2001                                                  819,000
                Thereafter                                             3,389,000
                                                                  $    5,897,000
                                                                    ============

(4)      Note Payable

         Note payable represented a $180,000 note payable to a bank dated February 12, 1996, which bore interest at prime plus 1% (9.25% at December 31, 1996) due quarterly. The note was secured by a second mortgage on a hotel property located in Caruthersville, Missouri, and was guaranteed by the Company's shareholder. The note was fully paid and satisfied in January 1997 by Hatfield Inns, LLC, the successor to the Predecessor (note 7).

(5)      Income Taxes

         The provision for income tax expense, principally Federal, consists of the following:


                    Current expense                                    $   ----
                    Deferred expense                                       1,601
                                                                       $   1,601
                                                                         =======

         Total income tax expense recognized differs from the amount computed by applying the U.S. Federal income tax rate of 34% to pretax income as a result of the following:


Computed "expected" tax expense                                         $  1,982
State income taxes, net of Federal income tax benefit                        308
Other, net                                                              $  (689)
                                                                           1,601
                                                                         =======

         The tax effects of temporary differences that give rise to the deferred tax asset and liability are presented below:


         Deferred tax asset - net operating loss carryforward        $   134,952
         Deferred tax liability - property and equipment               (183,526)
                  Net deferred tax liability                         $  (48,574)
                                                                       =========

                               HATFIELD INN, INC.
                          NOTES TO FINANCIAL STATEMENTS

         At December 31, 1996, the Predecessor had a net operating loss carryforward for Federal income tax purposes of approximately $337,000 which is available to offset future taxable income, if any, through 2011.

(6)      Transactions with Affiliates

         (a)      Advances from Shareholder

                  Advances  from   shareholder   of  $485,025   consist  of  the
                  following:

                  (i) $115,000 advance relating to a shareholder bank note payable of the same amount bearing interest at 9.75% through April 2, 1997, at which time the note maturity date was extended to October 2, 1997 and the interest rate increased to 10%. This shareholder note payable is secured by the shareholder's stock in another company.

                  (ii) $370,025 advance relating to a shareholder $400,025 line of credit with a bank bearing interest at prime plus 1%. The shareholder's line of credit matures on May 2, 1997 and is secured by the shareholder's stock in another company.

                  These advances from shareholder have terms consistent with the terms of the related underlying shareholder's debt.

         (b)      Advances from Affiliate

                  Predecessor has received advances from All American Group, Inc. (a corporation wholly owned by the shareholder of the Predecessor). There are no payment terms, interest, or due dates on these advances.

         (c)      Management Fees

                  Fees are paid to All American Group, Inc. based on 5% of gross revenues for management and accounting services rendered. The total expense for these services was $123,634 for the year ended December 31, 1996.

         (d)      Contribution from Shareholder

                  During 1996, the Predecessor's shareholder forgave advances totaling $356,636, which were then recorded by the Predecessor as additional paid-in capital.

                               HATFIELD INN, INC.
                          NOTES TO FINANCIAL STATEMENTS


(7)      Subsequent Events

         On January 1, 1997, the Hatfield Inn, Inc. (Predecessor) was merged into Hatfield Inns, LLC (a corporation wholly owned by the shareholder of the Predecessor). The merger of these entities qualified as a tax-free reorganization and was accounted for as a transaction between entities under common control. The companies merged using historical costs in a manner similar to a pooling of interests.

         On March 11, 1997, Hatfield Inns, LLC entered into an agreement to merge with and into Buckhead America Corporation ("Buckhead"). In the planned merger, Buckhead would assume the outstanding debt of Hatfield Inns, LLC and issue approximately $3,000,000 of Buckhead redeemable preferred stock to the members in Hatfield Inns, LLC. The merger is subject to the approval of the issuance of preferred stock by the shareholders of Buckhead at their annual meeting, which is scheduled to occur on June 26, 1997.

                               HATFIELD INNS, LLC

                                  BALANCE SHEET
                                 MARCH 31, 1997
                                   (UNAUDITED)
                                     ASSETS

Current assets:
   Cash                                                             $     57,956
   Accounts receivable                                                   103,056
   Inventories                                                            42,540
   Prepaid expenses                                                       16,326
                                                                     -----------
         Total current assets                                            219,878

Hotel property and equipment                                           8,161,759
Construction in process                                                   99,117
     Less accumulated depreciation                                       928,405
                                                                     -----------
          Net hotel property and equipment                             7,332,471

Due from affiliate                                                        64,381
Deferred loan costs, net of accumulated
      amortization of $9,476                                              60,199
Deferred pre-opening costs                                                16,527
                                                                     -----------

                                                                    $  7,693,456
                                                                     ===========

                         LIABILITIES AND MEMBERS' EQUITY


Current liabilities:
   Accounts payable and accrued expenses                            $    314,365
   Advances from members                                                 515,025
   Short-term notes payable                                              180,000
   Current portion of notes payable                                      289,682
                                                                     -----------
         Total current liabilities                                     1,299,072

Deferred income taxes                                                     47,994
Noncurrent portion of notes payable                                    5,617,233
         Total liabilities                                             6,964,299
                                                                     -----------

Members' equity                                                          729,157
                                                                     -----------
                                                                    $  7,693,456
                                                                     ===========
See accompanying notes to financial statements.

                               HATFIELD INNS, LLC

                             STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1997
                                   (UNAUDITED)




Revenues:
   Room                                                              $   579,976
   Other                                                                  32,564
                                                                      ==========
               Total revenues                                            612,540
                                                                      ==========

Operating expenses:
   Direct:
      Room                                                               144,073
      Other                                                               21,336
   General and administrative                                            107,288
   Utilities                                                              37,973
   Management fees                                                        30,235
   Advertising and promotion                                              21,605
   Repairs and maintenance                                                14,740
   Property taxes                                                         21,215
   Insurance                                                              31,598
   Depreciation and amortization                                         115,101
                                                                      ==========
               Total operating expenses                                  545,164
                                                                      ==========

               Income from operations                                     67,376

Interest expense                                                         155,123
                                                                      ==========

               Loss before income taxes                                 (87,747)

Deferred income tax benefit                                                  580
                                                                      ==========

               Net loss                                              $  (87,167)
                                                                      ==========




See accompanying notes to financial statements.


                               HATFIELD INNS, LLC

                             STATEMENT OF CASH FLOWS
                        THREE MONTHS ENDED MARCH 31, 1997
                                   (UNAUDITED)


Cash flows from operating activities:
   Net loss                                                                                $  (87,167)
   Adjustments to reconcile net loss to net cash used in
     operating activities:
          Depreciation and amortization                                                        115,101
          Deferred income tax benefit                                                            (580)
          Increase in accounts receivable                                                     (15,829)
          Decrease in inventories                                                                  737
          Decrease in prepaid expenses                                                           6,048
          Decrease in accounts payable and accrued expenses                                   (35,399)
                                                                                            ==========
                    Net cash used in operating activities                                     (17,089)
                                                                                            ==========

Cash flows used in investing activities -
additions to hotel property and equipment                                                                       (55,454)
                                                                                            ==========

Cash flows from financing activities:
     Repayments of mortgage notes payable                                                     (58,786)
     Capital contribution
     Repayment of advances from affiliate                                                     (92,885)
                                                                                            ==========
                    Net cash provided by  financing activities                                  90,179
                                                                                            ==========

                    Net increase in cash                                                        17,636

Cash at beginning of period                                                                     40,320
                                                                                            ==========

Cash at end of period                                                                     $     57,956
                                                                                            ==========

Supplemental disclosure of cash flow information -
   cash paid during the period for interest                                               $    158,500
                                                                                            ==========

Supplemental  disclosure  of noncash  investing  and  financing  activities  net contribution of capital resulting from formation of Hatfield Inns, LLC
   and merger with Hatfield Inn, Inc.                                                     $    419,488
                                                                                            ==========

See accompanying notes to financial statements.

                               HATFIELD INNS, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                   (UNAUDITED)

   (1)   Basis of Presentation

         The accompanying unaudited financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of Hatfield Inns, LLC management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results of operations for interim periods are not necessarily indicative of the results that may be expected for a full year or any other interim period. For further information, see the financial statements of Hatfield Inn, Inc. (the "Predecessor") included herein for the year ended December 31, 1996.

   (2)   Formation and Merger

         Hatfield Inns, LLC was formed on January 1, 1997. The Predecessor (a corporation wholly owned by the members of Hatfield Inns, LLC) was merged with and into Hatfield Inns, LLC on January 1, 1997. The merger qualified as a tax-free organization and was accounted for as a transaction between entities under common control. The companies merged using historical costs in a manner similar to a pooling of interests.

                        PROPOSAL TO APPROVE THE COMPANY'S
                         1997 EMPLOYEE STOCK OPTION PLAN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

         On April 29, 1997, the Board adopted, subject to stockholder approval, the 1997 Employee Stock Option Plan (the "1997 Plan"). The 1997 Plan authorizes the issuance of options covering up to 80,000 shares of Common Stock (subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding Common Stock). The 1997 Plan will be utilized to attract, retain and motivate key employees and advisors of the Company and to align key employee and stockholder interests.

         Options may be granted under the 1997 Plan to those employees, officers or directors of, and consultants and advisors to, the Company, who, in the opinion of the Board of Directors (the "Board"), are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. The Company estimates that, as of the date of this Proxy Statement, approximately 12 employees (including officers), 3 non-officer directors and no more than 1 consultants and advisors of the Company will be eligible to participate in the 1997 Plan. The following discussion contains a summary of the 1997 Plan.

   Shares Reserved for the Plan

         The Company's 1997 Plan provides for the grant of options to acquire a maximum of 80,000 shares of Common Stock, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding Common Stock. Any such adjustment will be made by the Board in its discretion. Shares issued under the 1997 Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market.

         The 1997 Plan permits the grant of options intended to be incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO's"), and options which are not ISOs ("NSOs"). The Board determines the terms and conditions of options granted under the 1997 Plan, including exercise prices and whether or not an option is a NSO or an ISO. ISO's, however, may only be granted to persons who are employees.

   Purpose of Plan

         The Company desires to attract and retain persons of skill and experience and to encourage their highest levels of performance on behalf of the Company and its subsidiaries. The 1997 Plan accordingly affords eligible persons the opportunity to acquire stock rights in the Company. Only a limited number (4,000) of additional shares are available for grant under the Company's 1995 Plan. The 1997 Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.


   Duration of Plan

         Stock options may be granted pursuant to the 1997 Plan from time to time prior to the earliest of (1) April 29, 2007; (2) the date on which all Shares have been issued under the 1997 Plan; or (3) such date as the Board of Directors shall determine in its sole discretion.


   Administration of the Plan

         The 1997 Plan is administered by the Board. Subject to the terms of the 1997 Plan, in administering the 1997 Plan and the stock options granted under the 1997 Plan, the Board shall have the authority to (1)
determine the employees of the Company and its subsidiaries to whom ISOs may be granted and to determine the directors, officers and employees of the Company and its subsidiaries, and the consultants and advisors, to whom NSOs may be granted; (2) determine the time or times at which options may be granted; (3) determine the option price for shares subject to each option; (4) determine whether each option granted shall be an ISO or a NSO; (5) determine the time or times when each option shall become exercisable and the duration of the exercise period; (6) determine whether restrictions are to be imposed on shares subject to options and the nature of such restrictions; and (7) interpret the 1997 Plan and prescribe and rescind rules and regulations, if any, relating to and consistent with the 1997 Plan.

         No members of the Board of Directors shall be liable for any action or determination made in good faith with respect to the 1997 Plan or any option. No member of the Board shall be liable for any act or omission of any other member of the Board or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the 1997 Plan, except those resulting from his own gross negligence or willful misconduct. In addition to such other rights of indemnification as he may have as a member of the Board, each member of the Board shall be entitled to indemnification by the Company with respect to administration of the 1997 Plan and the granting of stock options under it.

   Amendment of the Plan

         The 1997 Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without stockholder approval: (a) materially increasing the number of shares that may be issued under the 1997 Plan (except by certain adjustments under the 1997 Plan); (b) materially modifying the requirements as to eligibility for participation in the 1997 Plan; and (c) materially increasing the benefits accruing to participants under the 1997 Plan. Stock options may not be granted under the 1997 Plan after the date of termination of the 1997 Plan, but options granted prior to that date shall continue to be exercisable according to their terms.

   Eligibility for Participation

         Each person who is serving as an officer, director, or employee of the Company or any of its subsidiaries is eligible to participate in the 1997 Plan. Furthermore, certain consultants and advisors to the Company may also be eligible to participate in the 1997 Plan.

         Nothing contained in the 1997 Plan or in any stock option agreement may confer upon any person any right to continue as director, officer or employee of the Company or its subsidiaries or as a consultant or advisor, or limit in any way any right of stockholders or of the Board, as applicable, to remove such person.


   New Plan Benefits

         It is not possible to determine how many eligible employees will actually participate in the 1997 Plan in the future, and the Board has currently made no decisions with respect to stock option grants thereunder. Therefore, it is not possible to determine the dollar value or number of shares of Common Stock that will be distributed under the 1997 Plan in the future or the identities of the recipients of those grants. However, during 1996, the number and exercise price or range of exercise prices of options granted pursuant to the Company's existing 1995 Plan to executive officers as a group, non-executive directors and non-executive employees were as set forth below:

                      1996 OPTIONS GRANTED UNDER 1995 PLAN

                                                                 EXERCISE PRICE
                                                  NUMBER           OR RANGE OF
   GROUP                                        OF OPTIONS       EXERCISE PRICES
-----------------------------------------    ----------------   ----------------
   Executive Group                                26,000           $5.38-$6.25
   Non-Executive Director Group                   16,000              $5.38
   Non-Executive Officer Employee Group           14,000           $5.38-$6.13


   Grant of Stock Options

         The Board may grant stock options to eligible persons in such amounts and on such terms not inconsistent with the 1997 Plan as it may deem appropriate up to the number of shares remaining subject to the 1997 Plan. The date upon which a stock option is approved by the Board shall be the "Grant Date."

         The Company and each eligible person shall execute an agreement providing for the grant of stock options in accordance with the pertinent provisions of the 1997 Plan. No consideration shall be paid in connection with any such grant unless the sale of shares is made simultaneously with the grant.

   Option Exercise Price

         The exercise price per share for the shares subject to NSOs shall be at whatever price is approved by the Board, but not less than 90% of the fair market value per share of the Common Stock on the Grant Date. The exercise price per share for the shares subject to ISOs shall be not less than the fair market value per share of Common Stock on the Grant Date, except that in the case of an ISO to be granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price per share shall be not less than 110% of the fair market value per share of Common Stock on the Grant Date. The "fair market value" shall be the highest closing price on the Nasdaq National Market on the last business day for which the price or quotes are available prior to the Grant Date.

   Vesting of Options

         Unless otherwise provided by the Board, options granted under the 1997 Plan will generally vest at the rate of 33 1/3% per annum over a two-year period, with 33 1/3% vesting on the grant date, 33 1/3% on the first anniversary thereof and the remaining 33 1/3% on the second anniversary thereof, so that all options are vested after two years.

   Adjustments to Exercise Price and Number of Shares

         Except as set forth above, in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other changes in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding options granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

         In general, if the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation (any such merger, consolidation, etc., being hereinafter referred to as a "Non-Acquiring Transaction") while unexercised options are outstanding under the Plan, after the effective date of a Non-Acquiring Transaction each holder of an outstanding option shall be entitled, upon exercise of such option, to receive such stock or other securities as the holders of the same class of stock as those shares subject to the option shall be entitled to receive in such Non-Acquiring Transaction based upon the agreed upon conversion ratio or per share distribution. However, in the discretion of the Board of Directors, any limitations on exercisability of options may be waived so that all options, from and after a date prior to the effective date of such Non-Acquiring Transaction shall be exercisable in full. Furthermore, in the discretion of the Board, the right to exercise may be given to each holder of an option during a 30-day period preceding the effective date of such Non-Acquiring Transaction. Any outstanding options not exercised within such 30-day period may be canceled by the Board as of the effective date of any such Non-Acquiring
Transaction. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.
         Except as specifically described above, optionees shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of stock of another corporation, and no issue by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the option. The grant of any option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or to transfer all or any part of its business or assets.

   Duration and Termination of Options

         Each option expires on the date specified by the Board, but not more than (i) ten years from the Grant Date in the case of NSOs, (ii) ten years from the Grant Date in the case of ISOs generally, and (iii) five years from the Grant Date in the case of ISOs granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company. If approved by the Board, after request by the grantee, an ISO may be converted into an NSO and the term of such option may be extended.

         In general, if an optionee's employment terminates by reason of death, the stock option held by such optionee may thereafter be exercised to the extent such option was exercisable at the time of death or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the estate or the legatee of the optionee under the will of the optionee, for a period of one (1) year from date of such optionee's death or until the expiration of the stock option, whichever period is shorter. In the event of the termination of optionee's employment by reason of his disability, the stock option may generally be exercised, to the extent it was exercisable at the time of his termination or on such accelerated basis as the Board shall determine at or after grant, for a period of three (3) years from the date of such termination until the expiration of the stated term of the stock option, whichever period is shorter. In any event, if the stock option is designated as an ISO, and is exercised more than one (1) year after termination of employment due to disability, the stock option shall be treated as a NSO. In the event an employee's employment is terminated due to normal or early retirement, the option may generally be exercised by the optionee, to the extent it was exercisable at the time of such normal or early retirement or on such accelerated basis as the Board shall determine at or after grant, for a period of three (3) years from the date of such termination or the expiration of the stated term of the stock option, whichever period is shorter. In such event, if the stock option was designated as an ISO and is exercised more than three (3) months after such termination of employment due to normal or early retirement, the stock option shall be treated as a NSO. In the event that employment is terminated due to voluntary resignation of employment by the optionee, the stock option shall thereupon terminate. In the event of involuntary termination of the optionee's employment by the Company or any Subsidiary without "cause", the stock option may be exercised, to the extent otherwise then exercisable, for the lesser of three (3) months or the balance of such stock option's term. In the event the optionee's employment with the Company is terminated for any other reason, including termination of the optionee's employment for "cause," the stock option shall thereupon terminate. For purposes of the 1997 Plan, "cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony or participant's willful misconduct or dishonesty, or other unauthorized activity, any of which, in the good faith opinion of the Board, is directly and materially harmful to the business or reputation of the Company or any Subsidiary.

         All options must be exercised prior to expiration and all options not vested at the time of expiration may not be exercised.

   Means of Exercise of Options

         Options are exercised by giving written notice to the Company at its principal office address, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) if permitted at or after grant, the delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the option, or a combination of (a) or (b).

   Non-transferability of Options

         No option is transferable except by will or by the laws of descent and distribution, and all options are exercisable, during the lifetime of the optionee, only by the optionee or the optionee's guardian or legal representative. Shares subject to options granted under the 1997 Plan that have lapsed or terminated may again be subject to options granted under such 1997 Plan.

   Tax Treatment

         The following discussion addresses certain anticipated federal income tax consequences to recipients of options made under the 1997 Plan. It is based on the Code and interpretations thereof as in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

         Generally, an optionee to whom a NSO is granted will not recognize income as a result of the grant of the option. However, upon exercise of the NSO, the optionee will generally recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock received pursuant to exercise of the option (the "Shares") over the exercise price. Such taxation upon the exercise of the option will be deferred (i) if the shares are subject to restrictions imposed by the Board which could result in a substantial risk of their forfeiture or (ii) if the optionee is subject to the "short-swing profit" forfeiture provisions of Section 16(b) of the Securities Exchange Act ("Section 16(b) Liability"), unless in either event, the optionee makes an election pursuant to Section 83(b) of the Code (an "83(b) Election"), within 30 days of receipt of the Shares, to be taxed on the date of receipt of the Shares. If no 83(b) Election is made, the optionee will recognize ordinary compensation income at the time the shares are no longer subject to such restrictions or the optionee is no longer subject to Section 16(b) Liability as result of the transfer of the Shares, in an amount equal to the excess of the value of the Shares at such time over the amount paid for them. Provided it complies with any applicable income tax reporting requirements, the Company normally will be entitled to a deduction for federal income tax purposes at the time that the optionee recognizes compensation income due to the exercise of the option. The amount of the deduction is equal to the amount of compensation income recognized by the optionee due to the exercise of the option.

         An optionee to whom an ISO which qualifies under Section 422 of the Code is granted generally will not recognize income at the time of grant of the ISO or at the time of its exercise. However, the excess of the fair market value of the Shares of stock subject to the option (the "Incentive Shares") over the exercise price of the option at the time of its exercise is an adjustment to taxable income in determining an optionee's alternative minimum taxable income and ultimately his alternative minimum tax alternative minimum taxable income and ultimately his alternative minimum tax (AMT). As a result, this adjustment could cause the optionee to be subject to AMT or increase his existing AMT liability.

         If an optionee who has exercised an ISO does not sell the Incentive Shares until more than one year after exercise and more than two years after the date of the grant, such optionee will normally recognize long-term capital gain or loss equal to the difference, if any, between the selling price of the Incentive Shares and the exercise price. If the optionee sells the Incentive Shares before the time periods expire (a "disqualifying disposition") he or she will recognize ordinary compensation income equal to the lesser of (i) the difference, if any, between the fair market value of the Incentive Shares on the date of exercise and the exercise price of the option, and (ii) the difference, if any between the selling price for the Incentive Shares and the exercise price of the option. Any other gain or loss on such sale will normally be capital gain or loss. Unless there is a disqualifying disposition of the Incentive Shares, the Company does not receive a deduction for federal income tax purposes with respect to the Incentive Shares. Upon disqualifying disposition and provided the Company complies with any applicable reporting requirements, the Company normally will be entitled to a deduction for federal income tax purposes at the time that the optionee recognizes compensation income due to the exercise of the option. The amount of the deduction is equal to the amount of compensation income recognized by the optionee due to the exercise of the option.

       OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND CERTAIN EXECUTIVE OFFICERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 1997 by: (i) each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) the Named Executive Officers who beneficially own shares of the Company's Common Stock ;
(iii) each director and nominee for director of the Company; and (iv) all of the Company's executive officers, directors and nominees for director as a group.
Except as otherwise indicated in the footnotes to this table, the Company believes that the persons named in this table have sole voting and investment power with respect to all the shares of Common Stock indicated.


                                                      BENEFICIAL OWNERSHIP
   BENEFICIAL OWNER                                       AS OF 3/31/97
   -------------------------------------         -------------------------------
                                                    SHARES            PERCENTAGE
                                                 ----------         -----------
   Tower Investment Group, Inc.(1)                264,531              14.94
   Hotel-Motel Management Corporation(2)          210,200              11.87
   Heartland Advisors, Inc.(3)                    183,000              10.33
   NY Motel Enterprises(4)                        103,700               5.86
   Robert M. Miller(5)                             45,255               2.39
   Douglas C. Collins(6)                           53,274               2.81
   Robert B. Lee(7)                                26,474               1.40
   Gregory C. Plank(8)                              7,000                *
   William K. Stern(9)                             33,333               1.76
   Steven A. Van Dyke(1)                          264,531              14.94
   Leon M. Wagner(10)                             103,943               5.49

   All officers, directors and nominees
   for director as a                              527,302              27.84
   group (7 persons)(11)



    *    Represents beneficial ownership of less than 1%.

   (1) The shares beneficially owned include 264,531 shares held of record by Trophy Hunter Investments, Ltd. ("Trophy"). Through contracts and arrangements, voting and disposition power over these shares is held by Tower Investment Group, Inc. ("Tower"), a registered investment advisor under the Investment Advisors Act of 1940. Mr. Steven A. Van Dyke is the majority stockholder, President and Chief Executive Officer of Tower, and beneficially owns the sole general partner of Trophy, and may therefore be deemed to be the beneficial owner of the shares held by Tower. Of the 264,531 shares held by Tower, Mr. Van Dyke directly owns 2,531 shares. The address of Tower Investment Group, Inc., is Suite 270, 777 South Harbour Island Boulevard, Tampa, FL 33602.

   (2) The address of Hotel-Motel Management Corporation is 3485 N. Desert Drive, Suite 106, Building 2, East Point, GA 30344.

   (3) The address of Heartland Advisors, Inc. is 790 North Milwaukee Street, Milwaukee, WI 53202.

   (4) The address of NY Motel Enterprises is 440 West 57th Street, New York, NY 10019.

   (5) Includes options to purchase 24,000 shares subject to options which are either currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement.

   (6) Includes 6,508 shares beneficially held by DC Hospitality, Inc., which is 85% owned by Mr. Collins and 15% owned by Mr. Lee and 34,666 shares subject to options which are either currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement

   (7) Includes 6,508 shares beneficially held by DC Hospitality, Inc., which is 15% owned by Mr. Lee and 85% owned by Mr. Collins and 12,666 shares subject to options which are either currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement.

   (8) Includes options to purchase 5,000 shares subject to options which are either currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement.

   (9) Includes options to purchase 23,333 shares subject to options which are either currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement.

   (10) Mr. Wagner holds 13,299 shares directly and shares voting and investment power of 67,311 shares held jointly with his spouse. Includes options to purchase 23,333 shares subject to options which are either currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement. Does not include 12,082 shares held by his spouse, as to which Mr. Wagner disclaims beneficial ownership. Mr. Leon M. Wagner, currently a director of the Company, has informed the Board of Directors that he will not stand for re-election as a director of the Company at the Annual Meeting.

   (11) Includes options to purchase 122,998 shares which are currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement. Does not include 19,002 shares subject to outstanding options which options are not currently exercisable and will not become exercisable within 60 days of the date of this Proxy Statement.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of KPMG Peat Marwick LLP has been the independent certified public accountants of the Company since March 1993. Approval or selection of the independent certified public accountants of the Company is not submitted for a vote at the Annual Meeting of Stockholders. The Board of Directors of the Company has historically selected the independent certified public accountants of the Company, and the Board believes that it would be to the detriment of the Company and its Stockholders for there to be any impediment (such as selection or ratification by the Stockholders) to its exercising its judgment to remove the Company's independent certified public accountants if, in its opinion, such removal is in the best interest of the Company and its Stockholders.

         It is anticipated that a representative from the accounting firm of KPMG Peat Marwick LLP will be present at the Annual Meeting of Stockholders to answer appropriate questions and make a statement if the representative desires to do so.

                              STOCKHOLDER PROPOSALS


         Appropriate proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company by _______________, 1998 for inclusion in its Proxy Statement and form of proxy relating to that meeting. If the date of the next Annual Meeting is advanced or delayed by more than 30 calendar days from the date of the annual meeting to which this Proxy Statement relates, the Company shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.


                              AVAILABLE INFORMATION

         The  Company  is  subject  to  the  informational  requirements  of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Company may be inspected and copied at the public reference facilities maintained by the Commission, 450 Fifth Street, N.W., Judiciary Plaza, Room 1024, Washington, D.C. 20549; and at regional offices of the Commission at the Citicorp Center, 500 West Madison, Suite 1400, Chicago, Illinois 60661 and at 7 World Trade Center, New York, New York 10048. Copies of such material may be obtained by mail from the Public Reference

Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such material may also be inspected and copied at the offices of the Nasdaq Stock Market, 1735 K Street, Washington, D.C. 20006- 1500, on which the Company's Common Stock is listed. In addition, the Commission maintains a site on the World Wide Web portion of the Internet that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


         The following documents filed with the Commission by Buckhead (File No. 0-22132) pursuant to the Exchange Act are incorporated by reference in this Proxy Statement:

   1. Buckhead's Annual Report on Form 10-KSB for the Year Ended December 31, 1996.

   2. Buckhead's Quarterly Report on Form 10-QSB for the Quarter Ended March 31, 1997.

   3. Buckhead's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 1997.

   4. All documents and reports filed by the Company with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the date hereof and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference herein and shall be a part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document (which also is or is deemed to be incorporated by reference herein) modifies or supersedes such statement. Any such statement so modified or superseded, except as so modified or superseded, shall not be deemed to constitute a part of this Proxy Statement.


       IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, COMPLETE, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED.

                                            By Order of the Board of Directors


                                            [Sig Cut]


                                            ROBERT B. LEE
                                            Secretary

   Dated: June ____, 1997

                                  APPENDIX "A"


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          BUCKHEAD AMERICA CORPORATION




                  Adopted in accordance with the provisions of
                               Section 242 of the
                General Corporation Law of the State of Delaware




         BUCKHEAD AMERICA CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify as follows:

         FIRST:  The Corporation has received payment for its capital stock.

         SECOND: In accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has duly adopted a resolution setting forth and declaring advisable the amendment to Article FOURTH of the Certificate of Incorporation of the Corporation set forth below.

         THIRD: The shareholders owning a majority of the outstanding common stock, par value $.01 per share, of the Corporation entitled to vote thereon in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware duly authorized, adopted and approved a resolution amending Article FOURTH of the Certificate of Incorporation of the Corporation as set forth below.

         FOURTH: Article FOURTH of the Certificate of Incorporation of Buckhead America Corporation, a Delaware corporation, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "FOURTH: The total number of shares of all classes of
                  stock which the Corporation shall have authority to issue is 3,200,000 shares, of which 3,000,000 shares shall be designated as "Common Stock" $.01 par value per share and 200,000 shares shall be designated as "Preferred Stock" with a par value of $100 per share.

                           A statement  of the powers,  preferences  and rights,
                  and the qualifications, limitations or restrictions thereof, in respect of each class of stock of the Corporation is as follows:

                  A.       COMMON STOCK

                           Except as otherwise required by law or as provided by
                  the Board of Directors with respect to any class or series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock. Each holder of shares of Common Stock shall be entitled to one vote for each share outstanding in his or her name on the books of the Corporation.

                           Subject to the preferred  rights of the  stockholders
                  of shares of any series of Preferred Stock as provided by the Board of Directors with respect to any such series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, as and when declared by the Board of Directors out of the funds of the Corporation legally available therefor, such dividends (payable in cash, stock or otherwise) as the Board of Directors may from time to time determine, payable to stockholders of record on such dates, not exceeding 60 days preceding the dividend payment dates, as shall be fixed for such purpose by the Board of Directors in advance of payment of each particular dividend.

                           In the  event  of  any  liquidation,  dissolution  or
                  winding up of the Corporation, whether voluntary or involuntary, after the distribution or payment to the holders of shares of any series of Preferred Stock as provided by the Board of Directors with respect to any such series of Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among and paid to the holders of Common Stock ratably in proportion to the number of shares of Common Stock held by them respectively.

                  B.       PREFERRED STOCK

                           The Board of Directors is hereby authorized as it may
                  determine to issue shares of Preferred Stock at any time and from time to time, in one or more series, and to fix or alter the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions, of such shares of Preferred Stock, including without limitation of the generality of the foregoing, dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices and liquidation preferences of any wholly unissued series of preferred shares and the number of shares constituting any of such series and the designation thereof, or any of them; and to increase or decrease the number of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

         FIFTH: This Certificate of Amendment shall be effective upon its filing with the Secretary of State for the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and sealed by Douglas C. Collins, its President and Chief Executive Officer, and attested by Robert B. Lee, its Secretary, Senior Vice President and Chief Financial Officer, this ____ day of _______, 1997.


                                     BUCKHEAD AMERICA CORPORATION


                                     By:
                                       Douglas C. Collins
                                       President and Chief Executive Officer

                                       [Corporate Seal]

ATTEST:




Robert B. Lee
Secretary, Senior Vice President and Chief Financial Officer

                                   APPENDIX "B"



                               AGREEMENT OF MERGER

                                 BY AND BETWEEN

                               HATFIELD INNS, LLC
                                  GUY HATFIELD
                                DOROTHY HATFIELD
                                       AND
                           HATFIELD INNS ADVISORS, LLC

                                       AND

                                  BLM-RH, INC.
                                       AND
                          BUCKHEAD AMERICA CORPORATION

                                 MARCH 11, 1997

         THIS AGREEMENT OF MERGER ("Agreement") is made and entered into as of this 11th day of March, 1997 (the "Execution Date"), by and between Hatfield Inns, LLC, a Delaware limited liability company, ("Seller"), Guy Hatfield, Dorothy Hatfield and Hatfield Inns Advisors, LLC, a Delaware limited liability company, the sole members of Seller (collectively, "Members"), and BLM-RH, Inc., a Delaware corporation ("Purchaser") the sole shareholder of which is Buckhead America Corporation, a Delaware corporation, ("Parent Corporation").

         WHEREAS, Seller is the owner of the Properties (as defined in Section 1 hereof);

         WHEREAS, Subject to the approval of the shareholders holding a majority of the outstanding stock of Parent Corporation entitled to vote thereon, Purchaser and Seller desire to effect, and have approved on the terms and subject to the conditions of this Agreement, a business combination in which Seller will merge with and into the Purchaser (such merger being referred to herein as the "Merger"), pursuant to which among other things, the Members of Seller will receive at Closing Preferred Stock (as hereinafter defined) of Parent Corporation;


                              W I T N E S S E T H:

         NOW, THEREFORE, in consideration of the above premises, the mutual promises and covenants contained herein, Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


         1.    Merger.

               1.1 Merger. On the Effective Date and subject to the terms and conditions of this Agreement and the provisions of the General Corporate Law of Delaware ("GCL"), the separate existence of Seller shall thereupon cease and the Purchaser shall continue as the surviving corporation (the "Surviving Corporation"). Seller and the Purchaser are sometimes hereinafter referred to collectively as the "Constituent Entities."

               1.2 Effect of the Merger. The separate corporate existence of the Purchaser, as the Surviving Corporation, with all its purposes, objects, rights, privileges, powers, certificates and franchises, shall continue unimpaired by the Merger. The Surviving Corporation shall succeed to all the Properties and other assets of the Constituent Entities and to all debts, choses in action and other interests due or belonging to the Constituent Entities and shall be subject to, and responsible for, all the debts, liabilities, obligations and duties of the Constituent Entities with the effect set forth in the GCL.

               1.3 Effective Date. Subject to the terms and conditions hereof, the Merger shall be consummated as promptly as practicable after the satisfaction or waiver of the conditions of this Agreement by duly filing an appropriate Certificate of Merger in such form as is required by, and executed in accordance with, the relevant provision of the GCL. The

Merger shall be effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware in accordance with the GCL or at such later time as is specified in the Certificate of Merger (the "Effective Date").

               1.4 Articles of Incorporation and By-Laws of the Surviving Corporation.

                     (a) On the Effective Date and without any further action on the part of the Seller or Purchaser, the Certificate of Incorporation of Purchaser, as in effect on the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation.

                     (b) On the Effective Date and without further action on the part of the Seller or Purchaser, the By-laws of Purchaser, as in effect on the Effective Date, shall be the By-laws of the Surviving Corporation.

               1.5 Directors and Officers of the Surviving Corporation. On the Effective Date, the directors of Purchaser immediately prior to the Effective Date shall be the directors of the Surviving Corporation, each of such directors to hold office, subject to the applicable provisions of the Certificate of Incorporation and By-laws of the Surviving Corporation, until the next annual shareholders' meeting of the Surviving Corporation and until their successors shall be duty elected or appointed and shall duly qualify. On the Effective Date, the officers of the Surviving Corporation shall consist of the Persons designated in writing by the Parent Corporation prior to the Closing who shall hold the positions designated by Parent Corporation, which officers shall be the officers of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

               1.6 Approval by Parent Corporation. The Merger and the amendment to the Parent Corporation's Articles of Incorporation to authorize the Preferred Stock are subject to the approval of the Board of Directors of Parent Corporation (which approval has been received) and the approval of the shareholders holding a majority of the outstanding stock of Parent Corporation. The parties hereto agree that this Agreement, the Merger and the transaction contemplated hereby shall be submitted to the shareholders of Parent Corporation for consideration and approval at the annual meeting of Parent Corporation scheduled for May 28, 1997 in Atlanta, Georgia.

               1.7 Conversion of Interest. At the Effective Date and by virtue of the Merger and without any action on the part of the holders thereof, each percent of Member interest of Seller issued and outstanding immediately prior to the Effective Date shall be converted into "X" validly issued, fully paid and non-assessable shares of Preferred Stock of the Parent Corporation, where "X" is determined by dividing the aggregate Merger consideration (defined as the Purchase Price in Section 4.1 hereof) by the Original Issuance Price (as defined in Section 4.3 below) per share of Preferred Stock and dividing such number by 100.

          2. Property. Seller is the owner of the Real Property, Improvements, Personal Property, Warranties, Contracts, Licenses, Inventory, Books and
Records, Bookings, Intangibles and Plans of Studies (as said terms are defined hereinbelow) used in connection with the ownership and operation of eight (8) motels known as the Hatfield Inns, located in Missouri and Kentucky, (one (1) of which is currently under construction) which property and other assets owned by Seller are herein referred to collectively as the "Properties", and more particularly described as follows:

               2.1 Real Property. The eight (8) tracts or parcels of land together with all right, title, and interest of Seller in and to any and all easements, interests, appurtenances, benefits, adjacent waterways or other bodies of water, courses, streets, roads, alleys, or rights-of-way, more as particularly described on Exhibits "A1 - A8", attached hereto and made a part hereof by this reference (collectively, the "Real Property").

               2.2 Improvements.  Any and all buildings,  fixtures,  structures, betterments or other improvements located on the Real Property, including, without limitation those certain motel buildings, parking facilities, waste water treatment facilities, office facilities, lobbies, swimming pools, restaurants, and other facilities and betterments (collectives, the "Improvements").

               2.3 Personal Property. All equipment, appliances, furniture, fixtures, trade fixtures, china, glassware, flatware, table linens, bed linens and towels, telephones, televisions, bedding, window treatments, safety equipment, computers, vehicles, appliances, uniforms, signs and all other items of personalty which are now, or later may be, placed upon, attached to, or used in connection with the operation of the Properties, regardless of whether enumerated herein (the "Personal Property"; the Real Property, Improvements and Personal Property are hereinafter sometimes referred to collectively as the "Motels").

               2.4 Warranties. All of Seller's rights in and under all unexpired warranties, guaranties, indemnities and sureties, which are in any way related to the Properties or the operation of the Motels (the "Warranties").

               2.5 Contracts. All of Seller's right, title and interest under and with respect to all contracts, service contracts, supply contracts, maintenance agreements, franchise agreements, operating agreements, Benefit Plans (as hereinafter defined), notes, debentures, contracts evidencing indebtedness, employment contracts or any other agreement which materially affects Seller or its business and relating to Seller's ownership, management, maintenance, service, use or operation of the Properties (the "Contracts").

               2.6 Leases. All of Seller's right, title, and interest in all leases and tenancies affecting the Properties ("Leases"), which Leases are listed on Exhibit B.

               2.7 Licenses and Permits. All of Seller's right, title and interest in all licenses, permits, authorizations, variances, waivers or consents relating to the ownership, occupancy or operation of the Motels ("Licenses and Permits") to the extent that the same are transferable.

               2.8 Inventory. All inventory of food, beverages (including alcoholic beverages), guest supplies, housekeeping, laundry and cleaning supplies, stationery and printing supplies, and all other like items located at or held for use at the Motels, subject to depletion and including resupplies as shall occur and be made in the normal course of business, but in no event below levels normal and customary for comparable motel properties ("Inventory").

               2.9 Book and Records. All books of account, records, financial data, customer or guest lists, maintenance records, insurance policies, employment records, reservation records and all other documents, software or records used in connection with the ownership or operation of the Motels ("Books and Records").

               2.10 Bookings. All contracts or agreements for the use or occupancy of guest rooms or other facilities of the Motels including deposits therefore ("Bookings").

               2.11 Intangibles. All trademarks, tradenames or logos used by or associated with the Motels, the telephone number 800-822-REST, goodwill and all other intangible assets related to the ownership and operation of the Motels ("the Intangibles") except the name "Hatfield Inn" which shall be retained by Seller and licensed to Purchaser for use in the operation of the Properties for a period of one (1) year following the Closing without charge or fee.

               2.12 Plans and Studies. All plans, specifications, drawings, studies, engineering reports, environmental reports, soil reports, test results, title insurance policies, surveys and similar materials related to the ownership or operation of the Properties ("Plan and Studies").

               2.13 Cash, Receivables and Other Assets. All cash, accounts receivable, notes, debentures, bonds and other assets of every type and nature owned by Seller.

          3. Covenants of Seller. Seller covenants and agrees as follows:

               3.1 Taking of Inventory. During the Due Diligence Period, at the request of Purchaser, the parties will jointly take an inventory of the Personalty and Inventory at each Motel and prepare an inventory report which shall be signed by both parties as an accurate inventory of the Personalty and Supplies as of the date thereof (the "Initial Inventory"). If no such inventory is taken, then the inventory furnished by Seller to Purchaser pursuant to
Section 9.1 of this Agreement shall constitute the Initial Inventory. Immediately prior to the Closing, at the request of Purchaser, the parties will jointly take another inventory of the Personalty and Inventory at each Motel and prepare an inventory report which shall be signed by both parties as an accurate inventory of the Personalty and Inventory as of the Closing Date (the "Closing Inventory"). The Closing Inventory shall identify deficiencies, if any, between the Initial Inventory and the Closing Inventory, but shall exclude (i) any supplies used or consumed in the normal course of business provided that the remaining supplies do not fall below levels normal and customary for comparable motel properties and (ii) any Personalty removed from any Motel that has been replaced with an item of like kind and quality (the "Deficiencies").

               3.2 Employees of Seller. Seller shall cause its affiliated management company, to the extent applicable, comply with the Federal Worker Adjustment and Retraining Notification Act ("WARN ACT"). On the Closing Date, the employment of all employees of Seller's affiliated management company employed at the Properties shall be terminated. Purchaser or the entity or entities that Purchaser designates to manage the Motels, shall have the right, but not the obligation, to extend offers to the employees terminated by Seller's affiliated management company. Payment of all costs and expenses associated with accrued but unpaid salary, accrued but unpaid vacation, pension and welfare benefits, Consolidated

Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") benefits, employee fringe benefits, employee termination payments or any other employee benefits due such employees through the Closing Date shall be the sole responsibility and obligation of Seller or its affiliated management company. The provisions of this Section 3.2 shall survive the Closing.

          4.   Purchase Price.

               4.1 Price and Terms of Payment. The Merger consideration shall be Ten Million Two Hundred Fifty Thousand and No/100 Dollars ($10,250,000.00) (the "Purchase Price") minus the amount of Financing (as defined in Section 4.2 below), adjusted for prorations and minus the amount of any Liabilities (as defined in Section 16.2 below) not assumed by Purchaser or taken into account in the proration pursuant to Section 14.14 hereof. The Purchase Price shall be paid by Purchaser to the Members at Closing as follows:

               4.2 Financing. "Financing" mean the existing financing encumbering the Properties which is approximately Seven Million Two Hundred Fifty Thousand and no/100 Dollars ($7,250,000.00). Seller shall use its best efforts in order that the Purchaser may assume the existing Financing on the Properties evidenced by the loans set forth on Exhibit C, attached hereto and incorporated by reference herein and/or shall cooperate with Purchaser in securing any other financing. Seller's best efforts and cooperation shall not require Seller or its Members incur any liability or guarantee any obligation so assumed other than as provided in Section 4.4 regarding the Horrodsburg Motel, provided that in all events at Closing Purchaser shall either assume or pay-off the existing Financing.

               4.3 Stock of Purchaser. The Purchase Price shall be paid by delivery to the Members at Closing of One Hundred and No/100 Dollars ($100.00) original issuance price ("Original Issuance Price"), ten percent (10%) class "A" nonvoting cumulative preferred stock of Parent Corporation (the "Preferred Stock"), with the number of shares to be delivered at Closing to be determined by subtracting the aggregate principal balance of the Financing at the Closing from Ten Million Two Hundred Fifty Thousand and No/100 Dollars ($10,250,000.00), as adjusted for prorations and minus the amount of any Liabilities not assumed by Purchaser or taken into account in the proration pursuant to Section 14.14 hereof (the "Stock Portion of the Purchase Price") and thereafter dividing the Stock Portion of the Purchase Price by the Original Issuance Price per share of said Preferred Stock. All or a portion of the Preferred Stock will be callable by the Parent Corporation at One Hundred and Ten Percent (110%) of the Original Issuance Price at any time and from time to time after the date which is seven
(7) years from the Closing Date upon sixty (60) days written notice to the Members. The holder of the Preferred Stock will not have any right to put the stock to the Parent Corporation unless the Parent Corporation is more than sixty
(60) days late with regard to twelve (12) of any eighteen (18) consecutive dividend payments due the holders of the Preferred Stock (exclusive of any late charges, interest or penalties); provided that no holder shall seek to enforce such monetary obligation due holder from Parent Corporation with respect to the put obligation until, holder shall have provided Parent Corporation with notice of the exercise of the put and six (6) months have elapsed from the date of holder's exercise of the put. Holder's conversion rights for the Preferred Stock are described in Section 12 below.

               4.4 Holdback. Notwithstanding the foregoing, Purchaser, Seller and the Members agree that until such time as the Motel which is currently under construction in Harrodsburg, Kentucky is completed, has received a certificate of occupancy and is ready to open, a portion of the Purchase Price equal to approximately Six Hundred Thousand and No/100 Dollars ($600,000.00) of Preferred Stock, (the exact amount shall be the difference between the maximum principal balance of the partially disbursed loan encumbering the Harrodsburg, Kentucky Property and One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00), which is the portion of the Purchaser Price allocable thereto) shall be placed in escrow with the Title Company. The Members shall be responsible for completing the development of the Harrodsburg, Kentucky Motel at their sole cost and expense. At such time as construction of the Motel is completed, a certificate of occupancy is issued and the Motel is ready to open for business, the Preferred Stock held in escrow shall be delivered to the Members and the Seller and the Members shall be released from any obligation regarding the portion of the Financing described in Section 4.2 above attributable to the Harrodsburg, Kentucky Motel in an amount equal to approximately Six Hundred and Fifty Thousand and No/100 Dollars ($650,000.00). On or before the Date of Closing the Members and Purchaser shall enter into a development agreement (the form of which is attached hereto as Exhibit "D", the "Development Agreement") pursuant to which the Members shall complete the development of the Harrodsburg Kentucky Motel.

          5. Earnest Money. Within five (5) business days after the execution of this Agreement, Purchaser shall deposit with an office or agent of a national title insurance company (the "Title Company") the sum of Fifty Thousand Dollars ($50,000.00) (the "Earnest Money") which amount shall constitute an escrow deposit to be held by the Title Company subject to the terms and provisions hereof. The Earnest Money shall be invested by the Title Company in a short term interest bearing account at a financial institution approved by Purchaser. Any interest earned on the Earnest Money shall be disbursed to the party who is entitled to receive the Earnest Money under the applicable provisions of this Agreement. In the event the transactions contemplated herein are closed in accordance with the provisions hereof, the Earnest Money and accrued interest shall be returned to Purchaser. In the event the transactions contemplated herein are not closed in accordance with the provisions hereof, the Earnest Money and accrued interest shall be disbursed to either Seller or Purchaser as provided in this Agreement.

          6. Title Insurance.

             6.1 Title Insurance. Prior to the expiration of the Due Diligence Period (as defined in Section 9 hereof), Purchaser shall obtain (i) title commitments (the "Title Commitments") for issuance of a title insurance policy from Title Company for each parcel of the Real Property and Improvements and
(ii) surveys of each parcel of the Real Property and Improvements ("Surveys") and shall notify Seller in writing of any objections it has to the title to the Properties as reflected in the Title Commitments or on the Surveys ("Title Objections"). Seller shall convey good, marketable and insurable fee simple title to each parcel of the Real Property and Improvements to Purchaser free and clear of all liens and encumbrances and subject only to the matters of record not objected to by Purchaser (the "Permitted Exceptions") with the standard printed exceptions deleted and without any exception(s) taken as to conditions shown on the Surveys. Seller shall notify Purchaser within ten (10) days after receipt of Purchaser's Title Objections, whether Seller will cure such Title Objections. Seller's failure to respond within said ten (10) day period shall be deemed to be its agreement to cure said Title Objections at or prior to Closing. If Seller is unwilling to remove any Title Objection, Seller shall so advise Purchaser thereof in writing within said ten (10) day period and Purchaser shall have ten (10) days from its receipt of said notice from Seller to either (i) terminate this Agreement, in which event the Earnest Money, together with all interest earned thereon shall be refunded to Purchaser (less the sum of One Hundred Dollars ($100.00) which shall be delivered to Seller), this Agreement shall terminate and neither party shall have any further liability to the other hereunder, or (ii) accept title to the Real Property and Improvements subject to such Title Objections, which shall thereafter be considered Permitted Exceptions. From time to time, Purchaser may update the effective date of the initial and subsequent Title Commitments and the Surveys and give notice to Seller of all Title Objections which were not reflected in the previous Title Commitment(s) or Survey(s) (the "Subsequent Title Defects").

          7. Conduct and Operations Pending Closing. Seller agrees that between the Execution Date hereof and the Closing Date:

             7.1 The Motels will continue to be operated and maintained substantially in accordance with the current standards of Seller and consistent with standards customary for motels of a like character, quality and location.

             7.2 Seller will not enter into any new Contracts or Leases, or cancel, modify or renew any existing Contracts or Leases, without the prior written consent of Purchaser, which shall not be unreasonably withheld.

             7.3 Seller shall have the right to make Bookings in the ordinary course of business consistent with standards existing for motels of like character, quality and location, provided the Purchaser's consent shall be required for any Booking affecting the post closing period for (i) less than the current rates charged by the Seller for similar bookings or (ii) involving an amount in excess of Five Hundred Dollars ($500.00).

             7.4 Seller shall not remove any Personalty from the Motels unless it is replaced with an item of like kind and quality.

             7.5 Upon expiration of the Due Diligence Period, Seller will execute, and, where necessary, Purchaser will join in the execution of all applications and instruments required in connection with the transfer of the Licenses and Permits to Purchaser on the Closing Date. Seller shall use commercially reasonable efforts to keep in force all existing Licenses and Permits and to cause all those expiring to be renewed prior to the Closing Date. If any such License and Permit shall be suspended or revoked, Seller shall promptly notify Purchaser and shall take all measures necessary to cause the reinstatement of such License and Permit without any additional limitation or condition.

             7.6 Seller shall notify Purchaser promptly if Seller becomes aware of any transaction or occurrence prior to the Closing Date which would make any of the representations, warranties or agreements of Seller or the Members contained herein not true in any material respect.

             7.7 Seller will maintain in effect all policies of casualty insurance, worker's compensation insurance, liability insurance or other policies of insurance, with no less than the limits of coverage now carried with respect to each of the Motels.

             7.8 As of the Closing Date, no room in any of the Motels shall be occupied by any person under any written or oral lease or other agreement for more than seven (7) days following the Closing Date.

             7.9 The Motels shall be maintained in good repair, order and condition. All guest rooms, meeting facilities, banquet rooms and public facilities shall be delivered to Purchaser fully equipped (in accordance with the Initial Inventory), rentable and available for use in the manner originally intended.

             7.10 Seller shall conduct and complete by the Closing Date all on-going scheduled and/or budgeted repairs, renovations and improvements to the Motels (including, without limitations, those required by law).

             7.11 Inventory shall be maintained at levels which are consistent with the Inventory noted on the Initial Inventory and shall be on hand at the Motels at the Closing Date for Purchaser's use.

             7.12 Seller shall not: (a) declare, set aside or pay any dividend or other distribution in respect of the interest of the Members or redeem, purchase or acquire any interest of the Members; (b) admit any new Members; (c) amend its Certificate of Formation, its operating agreement or any employee benefit plan; (d) make any capital expenditure or capital commitment, other than in the ordinary course of business; (e) make any change in its business, as currently conducted by Seller; (f) dispose of any material rights with respect to any Property, other than in the ordinary course of business; (g) change its accounting principles, methods or practices, investment practices, payment and processing practices or policies; (h) hire, or renew any existing Contract with, any person as an officer or director; (i) hire, or renew any existing Contract with, any person as a consultant, independent contractor or non-officer employee; (j) incur any obligation (not part of normal, continuing operations in the ordinary course of business); (k) reduce, draw-down or reverse any of its reserves, except in the ordinary course of business; or (l) settle or institute any litigation or dispute.

          8. Seller's and Members' Representations and Warranties. Seller and each Member makes the following representations and warranties to Purchaser, each of which is material to, and is relied upon, by Purchaser:

             8.1 Authority and Noncontravention. Seller is a limited liability company, validity existing under the laws of the State of Delaware, qualified to conduct business in each state where the Properties are located and has all necessary power to execute and deliver this Agreement and perform its obligations hereunder. No consent or approval of any person, firm, corporation or governmental authority is required to be obtained by Seller in order for Seller to enter into this Agreement or to perform Seller's obligations under this Agreement.

             8.2 Litigation. There are no actions, suits, or proceeding pending against Seller or any Member regarding any of the Motels, affecting any of Seller's rights with respect to the Motels, or events that may have occurred at the Motels, or Seller's responsibilities with respect to its employees at the Motels, at law or in equity, or before any federal, state, municipal, or other governmental agency or body, which might result in any order, injunction, decree, judgment or other relief having an adverse effect on any of the Motels or the Properties, nor is Seller or any Member aware of any facts which might result in any such action, suit or proceeding. Seller is not in default with respect to any decree of any court.

             8.3 Violation of Laws. To the best knowledge of Seller and the Members, there are no existing violations of any Federal, state or municipal law, statute, ordinance, rule or regulation applicable to the Properties or the operations of the Motels including without limitation the Americans with Disabilities Act and the Employee Retirement Income Security Act "ERISA" (herein referred to as "Applicable Laws").

             8.4 Hazardous Substances. No Hazardous Substances (as defined below) have been or, prior to Closing, shall be discharged, disbursed, released, stored, treated, generated, disposed of on, in, or under any of the Properties or to Seller's or any Members' knowledge on any property or water ways adjacent to or in the immediate vicinity of any of the Properties. No asbestos or asbestos containing materials have been installed, used, incorporated into, or disposed of at the Property. No polychlorinated biphenyls are located on or at the Property, whether in electrical transformers, fluorescent light fixture, ballasts, cooling oils, or otherwise. No underground storage tanks are currently at nor have they ever been located at the Property or to Seller's or any Members' knowledge on or at any property adjacent to or in the immediate vicinity of any of the Properties. To Seller's or any Members' knowledge, no investigation, administrative order, consent order or agreement, litigation, or settlement with respect to Hazardous Substances, public health and safety laws, or water treatment facilities is proposed, threatened, anticipated or in existence with respect to the Properties. For purposes of this Agreement, "Hazardous Substances" shall mean all hazardous waste, polychlorinated biphenyls (commonly known as PCBs), asbestos, radon, urea formaldehyde, petroleum products (including gasoline and fuel oil) toxic chemical and biological substances and similar substances, including, without limitation, (i) any "hazardous, toxic, or dangerous waste, substance or material" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq. ("CERCLA"), (ii) any "hazardous material" as defined by the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section 1801 et seq., (iii) any "hazardous waste" as defined by the Resource, Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901, et seq., and (iv) any hazardous, toxic or dangerous waste, substance or material as defined in any so-called "superfund" or "superlien" law or any other federal, state or local statute, law, ordinance, code, rule, regulations, order or decree regulating, relating to or imposing liability or standards of conduct concerning such waste, substance, material or otherwise.

             8.5 Condition of Properties. To the best knowledge of Seller and the Members, (i) all motel rooms, the lobby, and the common areas of each Motel are in rentable and/or usable condition, normal wear and tear excepted, and (ii) there are no material defects in any of the service systems at any of the Motel including the electrical, sanitary sewage, water, heating, air ventilation, air conditioning or mechanical systems which would interfere with the use of the Improvements or the normal operation of such systems.

             8.6 Taxes. All federal and local employment taxes, payroll taxes, excise taxes, ad valorem taxes, real property taxes, and all sales, hotel, occupancy and other taxes which are due and payable as of the date of this Agreement in connection with the operation of the Motel have been paid. Seller has filed all tax returns and reports required to be filed by it as of the date of this Agreement.

             8.7 Condemnation. Neither Seller nor any Members has received written notice of nor are they aware of any intent of any public authority or other entity to take or use any of the Properties or any part(s) thereof pursuant to any condemnation or eminent domain proceeding.

             8.8 FIRPTA. Seller is not a "foreign person" under Section 1445 of the Internal Revenue Code of 1954, as amended (the "Code").

             8.9 Contracts. The Contracts identified in Schedule I constitute all contracts or agreements affecting the Properties or the operation thereof. Each copy of a Contract delivered to Purchaser is a true, correct and complete copy of such Contract, with any and all amendments and modifications thereto. There are no oral agreements in existence affecting any of the Properties or their operations. The Contracts are in full force and effect, and there are no uncured defaults by any party under any of the Contracts.

             8.10 Special Assessments. None of the, Properties, nor any portions thereof, has been affected by, nor does Seller or any Member have knowledge of, any pending or threatened special assessments or impositions.

             8.11 Financial Statements.  The financial statements for the twelve
(12) month  period  ended  December  31,1996  and for the one (1)  period  ended
January 31, 1997 (collectively the "Financial Statements") submitted to Purchaser regarding the operation of the Motels fairly present the results of operation of the Motels for the periods indicated in all material respects, were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and to Seller's and each Members' knowledge there has been no material adverse change in the results of the operations of the Motel since the last date of the Financial Statements.

             8.12 Permits. Seller has not received any notice to the effect that there is lacking any License or Permit needed in connection with the operation of any of the Motels, or that any existing License or Permit is in danger of being revoked.

             8.13 Personalty. Seller owns the Personal Property and none is held by Seller under a lease or installment sales contract.

             8.14 Commissions. There are no commissions or other fees due any party for guest room rentals other than those which are normal and customary in the motel industry and as reflected on the financial statements of Seller.

             8.15 Attachments. There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under any other debt relief laws contemplated by or pending against Seller. Except for the Financing, there is no claim against any portion of any of the Properties or Seller for or on account of work done, materials furnished or utilities supplied to the Motel.

             8.16 Insurance. Seller has not received any notice from any insurance company or board of fire underwriters requesting the performance of any work or alteration with respect to the Motel, or requiring an increase in the insurance rates applicable to any of the Motels.

             8.17 No Inaccuracies. Seller's knowledge, there are no material inaccuracies in the documents and items to be submitted to Purchaser for its review pursuant to Section 9.1 of this Agreement.

             8.18 Access. Each of the Properties has full vehicular and pedestrian access to a dedicated public right-of-way. Neither Seller nor any members has any knowledge of federal, state, or local plans to change the highway or road system in the vicinity of any of the Properties or otherwise to modify visibility thereof or vehicular or pedestrian access thereto (including, without limitation, plans to install medians or other barriers within adjacent rights-of-way or otherwise restrict the ability of motor vehicles to turn into or out of driveways on the Properties.)

             8.19 Harrodsburg Kentucky Motel. The Harrodsburg Kentucky Motel, which is currently under construction, shall be built and constructed lien free (other than the portion of the Financing applicable to the Harrodsburg, Kentucky Motel) in a good and workmanlike manner in accordance with the plans and specifications and pursuant to a fixed price or guaranteed maximum price construction contract. The plans and specifications and construction contract shall be subject to the approval of Purchaser, not to be unreasonably withheld and the Motel shall be designed and be of a quality of construction consistent with the existing Motels.

             8.20 Investment Intent.

                  (a) Each Member and Seller acknowledges, represents and warrants that such party has received and reviewed a copy of the Parent Corporation's most recent Form 10-K, each subsequently filed Form 10-Q and all press releases issued since the issuance of the most recent Form 10-K; that such party has such knowledge and experience in financial and business matters that such party is capable of evaluating the merits and risks of such party's investment in the Preferred Stock and the Common Stock into which it is convertible; that such party has had reasonable opportunity to ask questions of and receive answers from Purchaser's and Parent Corporation's officers and directors and to obtain any additional information, documents or instruments available from Purchaser or the Parent Corporation or the Securities and Exchange Commission that such party has reasonably requested; that such party is aware that Purchaser has no material assets or operating history and upon consummation of the Closing the sole business of Purchaser will be the Properties acquired hereunder; that such party is aware that the sole outstanding shares of capital stock of Purchaser consist of _________ shares of Common Stock held by Parent Corporation; and that no oral information furnished to such parties inconsistent with this Agreement or any such disclosure documents of Purchaser or Parent Corporation.

                  (b) Seller and each Member further represents and warrants that the Preferred Stock (or shares of Common Stock into which the Preferred Stock is converted) is being acquired solely for such party's own account for investment purposes and not with a view to or in connection with any sale, distribution or other distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Act") and applicable state securities laws and that such shares may not be transferred or sold except under an effective registration statement under the Act and such state securities laws or pursuant to an exemption under the Act and such state securities laws; that no federal or state agency has made any recommendation or endorsement of the shares or any finding or determination as to the fairness of the investment in such shares; that such shares are a speculative investment and such party can bear the economic risks of such investment; and that each such party has consulted with such party's own legal, tax and financial advisors with respect to the tax consequences of acquiring such shares and has not relied upon Purchaser, Parent Corporation or its representatives as to such matters.

             8.21 Absence of Undisclosed Liabilities. Except as set forth in Exhibit "E" annexed hereto or in the Financial Statements provided to Purchaser, as of the date hereof, the Seller nor its predecessor in interest has any indebtedness, duties, responsibilities, liabilities, claims or obligations of any nature, whether absolute, accrued, contingent or otherwise, whether as principal, agent, partner, co-venturer, guarantor or in any capacity whatsoever, related to or arising from the operation of its businesses or other ownership, possession or use of its respective Properties, other than indebtedness, duties, responsibilities, liabilities, claims or obligations which were incurred by the Purchaser in the ordinary course of business and which are reflected on its Financial Statements.

             8.22 Absence of Specified Changes. Except as set forth in Exhibit "F" annexed hereto, there has not been with respect to the Seller any:

                  (a) sales of Properties or assets not in the ordinary course of business;

                  (b) material damage, destruction or loss, whether or not insured, (i) affecting its business, as currently conducted or as proposed by the Seller to be conducted, or (ii) to its Properties;

                  (c) failure to maintain in full force and effect substantially the same level and types of Insurance coverage as current in effect for, damage to, or loss of any of its Properties;

                  (d) change in accounting principles, methods or practices or investment practices,

                  (e) change in payment and processing practices or policies;

                  (f) write-ups of the valuation of any Properties on its books or records;

                  (g) declaration, setting aside, or payment of a dividend or other distribution in respect of its Members, or any direct or indirect redemption, purchase or other acquisition of any interest of its Members;

                  (h) amendment to its organizational documents,

                  (i) increase or commitment to increase the salary or other compensation payable, or to pay any bonus, to

                  (j) any of its employees, agents or independent contractors except in the ordinary course of business;

                  (k) reduction, draw-down or reversal of its reserves, except in the ordinary course of business.

             8.23 Taxes.

                  (a) All tax returns for all periods ending on or before the Closing Date that are or were required to be filed by the Seller or any Member on or before the Closing Date have been or shall be filed on a timely basis (after taking into account all extensions which may be available) in accordance with the Applicable Laws of the applicable governmental authorities. All such tax returns that have been filed were, when filed, and continue to be, true, correct and complete in all material respects.

                  (b) All taxes proposed to be assessed (plus interest, penalties and additions to tax that were or are proposed to be assessed thereon, if any) as a result of any examinations have been paid, reserved against or settled. There are no outstanding waivers or extensions of any statute of limitations relating to the assessment or collection of taxes for which the Seller or any Member may be liable and no governmental authority has requested such a waiver or extension.

                  (c) The Seller and each Member has paid, will pay prior to the Closing Date or will make provision for the payment of all taxes that have or may become due for all periods ending on or before the Closing Date, including all taxes reflected on the tax returns of Seller, or in any assessment, proposed assessment or notice, either formal or informal, received by the Seller. The charges, accruals and reserves with respect to taxes on the consolidated books and records of the Seller (determined in accordance with GAAP) are adequate for taxes of the Seller. All taxes that the Seller is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the appropriate governmental authorities. There are no Liens with respect to taxes upon any of the Properties of the Seller.

                  (d) The Purchaser is not currently or ever was included in a consolidated or combined tax return for federal or state tax purposes.

             8.24 lnsurance. Exhibit "G" annexed hereto sets forth, as of the date hereof, an accurate, correct and complete list of all binders or policies of fire, liability, product liability, directors' and officers' liability, workers compensation, vehicular, unemployment and other insurance, self insurance programs and fidelity bonds (collectively, "Insurance") maintained by Seller. All Insurance has been issued under valid and enforceable policies or binders for the benefit of the Seller, and all such policies or binders are in full force and effect and none of the premiums therefor are past due. Seller is in compliance with the terms of all such policies and binders in all material respects. All Insurance is of such types and in such amounts and for such risks, casualties and contingencies as is reasonable based upon the business of the Seller. As of the date hereof, there are no pending or asserted claims outstanding against any Insurance carrier as to which any insurer has denied liability, and there are no pending or asserted claims outstanding under any Insurance policy or binder that have been disallowed or improperly filed. The Seller shall promptly notify the Purchaser if, from the date hereof through the Closing Date, (i) any insurer has denied liability of any pending or asserted claim outstanding against any Insurance carrier or (ii) any pending or asserted claim outstanding under any Insurance policy or binder is disallowed or improperly filed.

             8.25 Employee Benefit Plans.

                  (a) Exhibit "H" annexed hereto sets forth a correct and complete list (including the name of the plan, the employee class covered thereunder, the annual contribution by the Seller and, in the case of profit-sharing plans, the payments made by the Seller to such plan during the last three (3) fiscal years) of all "employee benefit plans" (as defined in
Section 3(3) of ERISA), bonus, profit sharing, deferred compensation, incentive or other compensation plans or arrangements, welfare benefit plans (as defined in Section 3(1) of ERISA) and other employee fringe benefit plans, whether funded or unfunded, qualified or unqualified, maintained or contributed to by Seller (all the foregoing are collectively referred to herein as the "Benefit Plans"). All Benefit Plans, related trust agreement or annuity contracts (or any other funding instrument) are in full force and effect. Except as set forth on Exhibit "H" annexed hereto, no Benefit Plan which had previously been in effect has been terminated.

                  (b) All contributions to, and payments from, the Benefit Plans that may have been required to be made in accordance with the Benefit Plans have been made in a timely manner during the prior three (3) Benefit Plan years. All such contributions to the Benefit Plans for any period ending before the Closing that are not yet required to be made shall be properly accrued. No Benefit Plan is a "defined benefit plan" within the meaning of Section 3(35) of ERISA.

                  (c) All necessary governmental approvals for the Benefit Plans have been obtained. Seller and each Benefit Plan (and any related trust agreement or annuity contract or any other funding instrument) complies currently, and has complied in the past, both as to form and operation, with the provisions of all Applicable Laws.

                  (d) Each Benefit Plan has been administered in compliance, in all material respects, with the requirements of the Internal Revenue Code and ERISA. All reports, Returns and similar documents with respect to the Benefit Plans required to be filed since the commencement of the Benefit Plans with any government authority or distributed to any Benefit Plan participant have been duly and timely filed or distributed (after taking into account all extensions and deferral rights). There are no investigations by any governmental authority, termination proceedings or other claims (except claims for benefits payable in the normal operation of the Benefit Plans), suits or proceedings against or involving any Benefit Plan or asserting any rights or claims to benefits under any Benefit Plan pending or, to the best knowledge of the Seller, threatened that could give rise to any liability in any material respect to any of the Seller Members or employees of the Seller or a trustee, administrator or other fiduciary of any trusts created under any Benefit Plan.

                  (e) No "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 of ERISA) has ever occurred which involves the property of any Benefit Plan and which could subject to a material extent the Seller, or any of the Members or employees of the Seller, or a trustee, administrator or other fiduciary of any trusts created under any Benefit

Plan, to the tax or penalty on prohibited transactions imposed by Section 4975 of the Code or the sanctions imposed under Title I of ERISA. Neither the Seller nor, to the best knowledge of the Seller and Members, or the employees of the Seller, a trustee, administrator or other fiduciary of any Benefit Plan, nor any agent of any of the foregoing, has ever engaged in any transaction or acted or failed to act in a manner which could subject any of the Seller, their businesses, the Surviving Corporation or the Parent Corporation to any liability for breach of fiduciary duty under ERISA or any other applicable Law, except for such liability which could not, individually or in the aggregate, in the sole good faith opinion of the Parent Corporation, have a Material Adverse Effect.

                  (f) None of the Benefit Plans is, nor the Seller has ever been a party to, a "multiemployer pension plan" as defined in Section 3(37) of ERISA.

                  (g) No Benefit Plan, including any welfare plan (as defined in Section 3(1) of ERISA), maintained by Seller provides medical or death benefits with respect to current or former employees beyond their termination of employment (other than coverage mandated by Applicable Law). Each such welfare benefit plan to which Section 601-609 of ERISA and Section 4980B of the Internal Revenue Code apply has been administered in compliance in all material respects, with such sections.

                  (h) No Contract entitles any individual to severance or termination pay or accelerates the time of payment and vesting, or increases the amount of compensation due, or benefits payable under any Benefit Plan

             8.26 Accounts Receivable. All accounts receivable of the Seller reflected on the current balance sheet and all accounts receivable of the Seller arising subsequent to the date thereof have arisen in the ordinary course of business and, are subject to no defenses, offsets or counterclaims, and other than for the reserves reflected on the balance sheet are fully collectable.

             8.27 No Brokers. The Seller has not entered into any Contract, arrangement or understanding with any Person or incurred any liability which could result in the obligation of any Person to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with this Agreement or the transactions contemplated hereby except as set forth in Section 13.3, hereof.

             8.28 Disclosure. No representation, warranty or statement made by the Seller or any Member in this Agreement, the Exhibits and the Schedules, or in any other material furnished or to be furnished by the Seller to Purchaser or to the Parent Corporation or its representatives, financing sources, attorneys and accountants, pursuant to this Agreement or the transactions contemplated hereby, contains to the best knowledge of Seller and the Members or shall contain any untrue statement of a material fact, or omits or shall omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

             8.29 Labor Matters.

                  (a) Affiliate.Contracts. Exhibit "I" annexed hereto sets forth, as of the date hereof, a correct and complete list (including the name of the parties, term and rate of compensation) of all contracts (other than stock option agreements) between the Seller and any executive officer and director of the Seller, or of any of the foregoing (collectively, "Affiliate Contracts"). Prior to the Closing, the Seller will provide to the Purchaser a correct and complete list of all Affiliate Contracts entered into by the Seller from the date hereof through the Closing Date.

                  (b) Termination Agreements; Compensation. Exhibit "J" annexed hereto sets forth a correct and complete list of all termination, severance, or similar agreements with the Seller's employees or consultants (the "Termination Agreements") in effect as of the date hereof to which the Seller is or may be bound or affected and under which the Seller has any remaining obligations. Exhibit "J" annexed hereto sets forth a correct and complete list of the fifteen
(15) most highly compensated employees of the Seller (including bonuses, commissions and deferred compensation) for the Seller's current fiscal year.

                  (c) Labor Contracts; Disputes. There are no controversies pending (including alleged violations of Applicable Laws) or, to the best knowledge of the Seller or any Member, threatened involving the employees of the Seller and, except as set forth on Exhibit "K" annexed hereto, there are no collective bargaining or other union contracts to which the Seller is a party or by which the Purchaser or any of its Subsidiaries may be bound. The Seller has not suffered or sustained any work stoppage and, to the best knowledge of the Seller, no such work stoppage is threatened. To the best knowledge of the Seller and the Members, no union organizing, election or other activities involving any employees of the Seller are in progress or threatened.

          9. Due Diligence Period. During the period (the "Due Diligence Period") commencing on the Execution Date (as hereinafter defined) and ending on the date which is sixty (60) days following the Effective Date, Purchaser, and its authorized agents or representatives, shall be entitled to enter upon the Properties at all reasonable times during the normal business hours to conduct inspections and tests (including, but not limited to, structural and environmental tests), so long as such inspections and tests do not unduly interfere with the operation of the Motels. Seller shall cooperate with Purchaser and Purchaser's agents in arranging inspections of the Motels, which inspections may include, but shall not be limited to, the roof, electrical, heating, ventilating, air conditioning, mechanical and plumbing systems, landscaping and the interior of the Motels and Seller shall cooperate with Purchaser should Purchaser elect to have audited financial statements for the Properties prepared. As part of its inspections, Purchaser shall be entitled to remove wallboard in a few of the rooms chosen by Purchaser and approved by Seller at each Motel for the purpose of inspecting the condition of the framing, electrical and plumbing of the Improvements provided that Purchaser, at its expense, shall restore the rooms to habitable condition after the removal of such wallboard upon conclusion of the inspection. As used in this Agreement, "habitable condition" shall mean repair or replacement of wallboard and painting of any wall from which wallboard was removed, which paint shall be in a color that is reasonably harmonious with the wallcoverings on any undisturbed walls of the room. Purchaser shall have no obligation to match, duplicate, or replace Seller's existing wallcovering, or to remove and replace all wallcoverings in a particular room to cause all walls in that room to have an identical appearance, unless Seller, at Seller's cost, provides to Purchaser materials for such purpose. Purchaser shall bear the cost of all inspections and tests.

             9.1 Document Review. To the extent available and in Seller's or Seller's agent's possession, Seller will furnish to Purchaser (within five (5) days after the Execution Date with respect to each Motel items (a)-(c) listed below and within ten (10) days after the Effective Date items (d)-(q) listed below) true, correct and complete copies of the following:

                  (a) Seller's title policies or evidence of title;

                  (b) any  existing  as-built  surveys of the Real  Property and
                      Improvements;

                  (c) any  environmental  assessments  of the Real  Property and
                      Improvements;

                  (d) the Contracts, Leases, Bookings,  Warranties, and Licenses
                      and Permits;

                  (e) the Initial  Inventory to the extent not jointly  prepared pursuant to Section 3.1, hereof;

                  (f) the real estate tax bills and personal  property tax bills for the current year and for the past two calendar years;

                  (g) the most recent utility bills for the Motel;

                  (h) the certificate of occupancy for the Improvements;

                  (i) architectural,   structural,   and  mechanical  plans  and
                      specifications for the Improvements;

                  (j) the most recent year-to-date  financial statements for the
                      Motel and the financial statements for the past two calendar years;

                  (k) any appraisals of the Motel;

                  (l) any collective bargaining agreements covering employees at the Motel;

                  (m) income  tax  returns  of  Seller  and any  predecessor  in interest for the last three (3) years which may only be reviewed and not copied by Purchaser;

                  (n) all employee Benefit Plans;

                  (o) books, records and minutes of Seller; and

                  (p) evidence  of  Seller  existence  and a  copy  of  Seller's operating agreement;

                  (q) All Exhibits and Schedules to this Agreement not otherwise attached hereto on the Execution Date.

          Seller  agrees  to  allow   Purchasers,   its  authorized   agents  or
representatives, to inspect and make copies of all other books, records, correspondence, files and all other items reasonably requested by Purchaser relating to the ownership, operation, maintenance or equipping of the Motels, which are in Seller's, or its agent's, possession, each of which shall be kept confidential by Purchaser and returned to Seller if the transaction does not close.

             9.2 Indemnification for Inspections. Purchaser shall indemnify and hold Seller harmless from and against any and all liens, claims, causes of action, and expenses (including reasonable attorneys' fees) arising out of the conducting of any tests and/or inspections performed by Purchaser, its authorized agents or representatives, pursuant to the provisions of Section 9 of this Agreement. The indemnification provisions of this Section 9.2 shall survive the termination of this Agreement or the Closing.

             9.3 Right of Termination. If during the Due Diligence Period, Purchaser shall, for any reason, in Purchaser's sole discretion, disapprove or be dissatisfied with any aspect of any of the Properties or for any other reason, Purchaser shall be entitled to terminate this Agreement by giving written notice to Seller at or before the expiration of the Due Diligence Period. Upon Seller's receipt of such notice this Agreement shall automatically terminate and the Earnest Money shall be promptly refunded to Purchaser (less One Hundred Dollars ($100.00) which shall be delivered to Seller) and neither Seller nor Purchaser shall have any further obligation or liability to the other hereunder, except for any continuing indemnity obligations as provided in this Agreement.

          10. Financing Contingency and Conditions to Purchasers and Parent Corporation's Obligation to Close.

             (a) It shall be a condition to Purchaser's obligation to close that Purchaser shall be able to assume the Financing (as described in Section 4.2 hereof) which currently encumbers the Properties on terms and conditions acceptable to Purchaser or to otherwise secure financing on terms and conditions acceptable to Purchaser which in conjunction with the portion of the Financing which Purchaser is able to assume is equal to or greater than Seven Million Two Hundred Fifty Thousand and No/100 Dollars ($7,250,000.00). Seller shall have until the expiration of the Due Diligence Period (as set forth in Section 9 hereof) within which to provide Purchaser with evidence that Purchaser will be permitted to assume the Financing on terms and conditions acceptable to Purchaser.

             (b) Accuracy of the Seller's Representations and Warranties. The representations and warranties of the Seller and the Members set forth herein are true and correct in all material respects as of the date hereof and as of the Closing Date.

             (c) Performance by the Seller. The Seller shall have performed, satisfied and complied with all covenants, agreements, and conditions required to be performed by it.

             (d) Shareholder and Board Approval. This Agreement and the transactions contemplated hereby shall have been adopted and approved by the shareholders holding a majority of the outstanding stock of Parent Corporation entitled to vote thereon and by the Board of Directors of Parent Corporation (which Board of Directors approval has been received.)

             (e) Officer's Certificate. Purchaser shall have received from the Seller's Chief Accounting Officer a certificate stating that there has been (f) no change in the Seller's balance sheet which is reasonably likely to individually, or in the aggregate with all other such changes, have a material adverse effect on the Seller or its Properties.

          11. Conditions to Sellers and Members Obligation to Close.

             (a) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser set forth herein are true and correct in all material respects as of the date hereof and as of the Closing Date.

             (b)  Performance  by  the  Purchaser.   The  Purchaser  shall  have
performed, satisfied and complied with all covenants, agreements, and conditions required to be performed by it.

             (c) Shareholder and Board Approval. This Agreement and the transactions contemplated hereby shall have been adopted and approved by the shareholders holding a majority of the outstanding stock of Parent Corporation entitled to vote thereon and by the Board of Directors of Parent Corporation (which Board of Directors approval has been received.) no later than June 15, 1997.

             (d) Officer's Certificate. Seller shall have received from the Parent Corporation's Chief Accounting Officer a certificate stating that there has been (e) no change in the Parent Corporation's balance sheet which is reasonably likely to individually, or in the aggregate with all other such changes, have a material adverse effect on the Seller or its properties.

          12. Conversion of Preferred Stock and Parent Corporation's Call Right. The holders of the Preferred Stock shall have the right at any time after the date which is seven (7) years from the date that the Members are issued the Preferred Stock, to convert the Preferred Stock held by the Members to common stock of the Parent Corporation at a conversion price equal to the average trading price of the Parent Corporation's common stock ten (10) days before the date of conversion. Parent Corporation may at any time and from time to time, after the date which is seven (7) years after the date of Closing call (by sixty
(60) days written notice to the Members) all or any portion of the Preferred Stock held by the Members at a call price equal to one hundred ten percent (110%) of the Original Issuance Price of such Preferred Stock. Upon receipt of such notice from Parent Corporation (and subject to the Member's right to convert the Preferred Stock to common stock of Parent Corporation during such sixty (60) day period), Seller shall tender to Parent Corporation the shares of Preferred Stock called and Parent Corporation shall deliver to Seller the call price for such shares.

          Parent Corporation agrees that if at any time after the Members or any Member converts Preferred Stock to common stock of Parent Corporation it is necessary to register the common stock of Parent Corporation in order for the common stock of Parent Corporation to be freely tradable, Parent Corporation agrees to so register such common stock.

          13. Closing.

             13.1 Closing. "Closing" under this Agreement shall occur on the "Closing Date" which shall be the first business day which is thirty (30) days after the expiration of the Due Diligence Period and the satisfaction of the Financing Contingency.

             13.2 Closing Costs. Any escrow fee charged by the Title Company shall be equally divided between Seller and Purchaser, Seller shall pay all recording, transfer taxes, intangibles taxes, documentary stamps or similar fees related to the transfer of the Motels. The title insurance premiums and the cost of the Surveys shall be shared equally by the Purchaser and the Seller. All other costs shall be apportioned between the parties by the Title Company in the manner customary in the county where the Motels are situated. Purchaser shall be responsible for any costs associated with the assumption of the Financing. Each party shall be responsible for the payment of its own attorney's fees in connection with the transaction which is the subject of this Agreement.

             13.3 Brokers or Finders. Seller, the Members and Purchaser represent and warrant to each other that the only broker or finder in connection with the transaction contemplated by this Agreement is Donegal Partners Ltd. ("Finder"), who acted as a Finder in this transaction. Upon Closing, Purchaser agrees to pay a commission to Finder of Three Hundred Thousand and No/100 Dollars ($300,000.00). If this transaction does not close for any reason whatsoever including the default of Purchaser or Seller, Finder shall not be entitled to any commission. Seller and Purchaser each hereby agree to indemnify, defend and hold the other harmless of and from any and all claims, liabilities, losses, damages, attorneys' fees and expenses, incurred by either party and arising out of, or resulting from, any claim by any other broker, finder or sales agent or similar party for a commission or fee claimed to be due under the terms of any agreement made by the indemnifying party or otherwise claimed due in consequence of any actions taken by the indemnifying party. Finder executes this Agreement to acknowledge Finder's acceptance of this provision.

             13.4 Seller's Obligations at Closing. At the Closing, Seller, shall deliver to Purchaser the following:

                  (a) Warranty Deed. Properly executed Warranty Deeds conveying each parcel of the Real Property, Improvements and any other portion of the Properties comprised of real estate, subject only to the Permitted Exceptions. If any of the Surveys obtained by Purchaser reflect a discrepancy from the legal description pursuant to which Seller took title to any of the Properties, Seller shall also execute a quitclaim deed using the Survey legal description.

                  (b) Bill of Sale and Assignment. Properly executed Bills of Sale and Assignment that transfers and assigns the Personal Property, Plans and Studies, Warranties, Contracts, Licenses, Inventory, Books and Records, and Intangibles to Purchaser. The Bills of Sale and Assignment shall convey the aforesaid items and have attached thereto a full and complete list of all items being sold to Purchaser, as well as a complete list of all the obligations of Seller relative to the Properties which Purchaser has agreed to assume. If any of the Personal Property includes vehicles, Seller shall deliver a Certificate of Title, for each vehicle assigned to Purchaser in accordance with the law of the state where the vehicles are registered.

                  (c) Books and Records. (a) all Books and Records, (b) all keys for the Properties and (c) any other asset, item or component of the Properties contemplated hereby.

                  (d) Certificate of Non-Foreign Status. A properly executed affidavit certifying the non-foreign status of Seller in form sufficient to satisfy Section 1445 of the Code, together with any other similar affidavits required by state or local law.

                  (e) Closing Statement. A properly executed Closing Statement setting forth the Purchase Price, closing costs, prorations, charges and credits provided for in this Agreement.

                  (f) Affidavit. A property execute affidavit executed by Seller, in form and substance satisfactory to the Title Company necessary to delete all exceptions from the Purchaser's title insurance policies, except for the Permitted Exceptions.

                  (g) List. A current listing of any deposits and prepaid rents held by Seller with respect to any of the Properties and an assignment of such deposits and prepaid rents.

                  (h) Seller's Authority Documents. Resolutions of the Seller and the consent of each Member to this transaction, certified as true, complete and unrevoked by the Managing Member of Seller, evidencing the power and authority of Seller to enter into and consummate this Agreement and the transactions contemplated hereby.

                  (i)  Termination  of Management  and Franchise  Agreements.  A
termination   agreement  relative  to  any  management  agreement  or  franchise agreement affecting any of the Motels.

                  (j) Original Documents. Originals of all Leases, Licenses and Permits, Plans and Specifications, Contracts and any other approvals in Seller's or any Members' possession.

                  (k) Seller's Certificate. A certificate duly executed by Seller and each Member and certifying that each and every warranty and representation made by Seller and the Members in this Agreement is true and correct as of Closing, as if made at such time.

                  (l) Other Instruments. Such other documents as are customary in the jurisdiction in which any of the Properties are located in connection with the conveyance of real property, including all indemnities, affidavits, and other instruments required by the Title Company.

                  (m)  Possession.   Seller  shall  deliver  possession  of  the
Properties to Purchaser at Closing, subject only to the rights of guests and occupants of the Properties and tenants in possession under Leases.

                  (n) Evidence of the filing with the office of the Secretary of State of Delaware of the Certificate of Merger, pursuant to the GCL, with respect to the Merger in a form acceptable to Purchaser and consistent with the GCL and this Agreement.

                  (o) A statement upon which the Parent Corporation and its transfer agent shall rely which shall provide the percentage member interest of each Member of Seller.

                  (p)  The  third-party  consents  required  to  consummate  the
transactions   contemplated   hereby  without  breach  or  acceleration  of  any
agreements, covenants or obligations of Seller to any third party.

             13.5 Purchaser's Obligations At Closing. At Closing Purchaser shall deliver to or for the benefit of Seller and the Members the following:


                  (a) Payment of Purchase Price. At the Closing, Purchaser shall pay the Purchase Price, pursuant to Section 4 hereof (and subject to Section 4.4 hereof, plus or minus any adjustments for prorations, closing costs, charges and other credits provided for in this Agreement.

                  (b)  Financing   Documents.   The  documents   evidencing  the
assumption or the payoff of the Financing.

                  (c) Securities. The Stock Portion of the Purchase Price.

                  (d) Purchaser's Authority Documents. Resolutions of the Board of Directors of Purchaser, and Parent Corporation certified as true, complete and unrevoked executed by the Corporate Secretary (or assistant secretary) of Purchaser and Parent Corporation, evidencing the power and authority of Purchaser and Parent Corporation to enter into and consummate this Agreement and the transactions contemplated hereby.

                  (e) Closing Statement. A Closing Statement setting forth the Purchase Price, closing costs, prorations, charges and credits provided for in this Agreement.

                  (f) Other Instruments. Such other documents as are customary in the jurisdiction in which the Properties are located in connection with the conveyance of real property.

          14. Prorations. The following shall be apportioned on an accrual basis between Seller and Purchaser as of 12:01 P.M. on the Closing Date (the "Apportionment Date") unless otherwise herein provided and the Purchase Price or the dividends payable to the Members holding Preferred Stock adjusted to reflect such prorations:

             14.1 Real estate taxes, assessments, personal property ad valorem taxes, water or sewer rates and charges (if not metered), or any other governmental tax or charge levied or assessed against the Properties (collectively, the "Taxes"), on the basis of the respective periods for which each is assessed or imposed in accordance with Section 13412, hereof.

             14.2 Charges for water, fuel oil, electricity, telephone, television, cable television, steam, gas and any other utilities (collectively, "Utilities") made by the utility companies servicing each of the Motels in accordance with Section 14.13(a) below, and transferred utility deposits, if any.

             14.3 Prepaid fees or other charges for transferable licenses and permits which are properly assigned under Applicable Laws.

             14.4 Rental income, from Lease and other items, if any, for which Seller may be reimbursed if same be assignable under Applicable Laws or agreements which Purchaser has agreed in writing to assume same.

             14.5 Amounts paid or payable under the Contracts.

             14.6 Room charges and other guest charges to be apportioned and collected in accordance with Section 14.13(b) below.

             14.7 Tour agents' and travel agents' commissions.

             14.8 Vending and concession commissions due.

             14.9 Sales tax rebates, if applicable.

             14.10 Debt service for the month in which the Closing takes place, if applicable.

             14.11 Such other items of income and expense relating to any of the Motels to the extent consistent with the terms of this Agreement and customarily prorated in similar transactions.

             14.12 Taxes shall be apportioned on the basis of the fiscal period for which assessed. If the Closing Date shall occur either before an assessment is made or a tax rate is fixed for the tax period in which the Closing occurs, the apportionment of such Taxes based thereon shall be made at the Closing by applying the tax rate for the preceding year to the latest assessed valuation. At such time as the assessment and tax rate for the current year are fixed, the apportionment thereof shall be recalculated and Seller or Purchaser, as the case may be, shall make an appropriate payment to the other based on such recalculation. Taxes or other governmental assessments which constitute or may become a lien upon any of the Properties as of the Closing Date, shall be the responsibility of Seller. The obligations set forth in this Section 14.12 shall survive the Closing.

             14.13  The   following   items  of  income  and  expense  shall  be
apportioned between Seller and Purchaser and prorated as follows:

                  (a) Utilities shall be apportioned (i) by having the utility company make a meter reading on or immediately prior to the Apportionment Date, or (ii) if such readings cannot be obtained, on the basis of the most recent utility bills that are available. If the apportionment is not based on actual readings, then, upon the taking of a subsequent actual reading, such apportionment shall be readjusted and Seller or Purchaser, as the case may be, shall make an appropriate payment to the other based upon the actual reading

                  (b) Room charges and other guest charges incurred on or before the Apportionment Date shall be paid to Seller, as and when collected. Purchaser shall use commercially reasonable efforts to, collect such room charges and other guest charges. Room charges and other guest charges commencing on the Apportionment Date shall belong to Purchaser. Commissions due to travel agents and tour agents, to the extent attributable to any period through and including the day prior to the Apportionment Date shall be Seller's obligation. Commissions due to travel agents and tour agents, to the extent attributable to any period on or after the Apportionment Date shall be Purchaser's obligation.

                  (c) All other items of income and expense (not otherwise herein specifically described) shall be apportioned as of the Apportionment Date as agreed upon by Seller and Purchaser.

             14.14 Current Payables, Cash Equivalents and Current Assets. The parties shall adjust the Purchase Price at Closing or the dividends payable to the Members holding Preferred Stock to reflect the amount by which cash, receivables, cash equivalents and other current assets exceed current payables or the amount by which current payables exceed cash, receivables, cash equivalents and other current assets as the case may be.

             14.15 Reservation Deposits. The aggregate amount of any reservation deposits ("Reservation Deposits") paid prior to the Closing Date as a down payment for all reservations shall be adjusted between the parties. Purchaser shall receive a credit for all Reservation Deposits made by existing or future guests of any of the Motels relating to dates after the Apportionment Date.

          15. Defaults; Remedies; Liquidated Damages. Purchaser and Seller acknowledge that it would be extremely impracticable and difficult to ascertain the actual damages that would be suffered by Seller if Purchaser fails to consummate the purchase and sale of the Properties herein (for any reason other than Seller's failure, refusal or inability of Seller to perform any of its covenants and agreements hereunder or the failure of any other conditions to Purchaser's obligation to close hereunder which have not been waived by Purchaser). Purchaser and Seller have considered carefully the loss to Seller as a consequence of the negotiation and execution of this Agreement; and the personal expenses of Seller incurred in connection with the preparation of this Agreement and Seller's performance hereunder; and the other damages, general and special, that Purchaser and Seller realize and recognize Seller will sustain, but that Seller cannot at this time calculate with absolute certainty. Based on all those considerations, Purchaser and Seller have agreed that the damage to Seller would reasonably be expected to amount to the Earnest Money.

         Accordingly, if all conditions precedent to Purchaser's obligation to consummate the purchase of the Properties have been waived by Purchaser or satisfied, and if Seller has performed its covenants and agreements hereunder, but Purchaser has breached its covenants and agreements hereunder and has failed, refused or is unable to consummate the purchase and sale of the Properties by the Closing Date, then the Escrow Agent shall deliver the Earnest Money to Seller as full and complete liquidated damages. Upon proper delivery of the Earnest Money to Seller, as above provided, no party to this Agreement shall have any liability to any other party to this Agreement, and this Agreement shall, in its entirety, be deemed of no further force and effect, except for the survival of certain indemnities as expressly provided for herein.

         If all conditions precedent to Seller's obligation to consummate the purchase of the Properties have been waived by Seller or satisfied, and if Purchaser has performed its covenants and agreements hereunder, but Seller has breached its covenants and agreements under this Agreement and has failed, refused or is unable to consummate any purchase and sale contemplated herein by the Closing Date, then Escrow Agent shall return the Earnest Money and all interest thereon to Purchaser and Purchaser shall also have all rights and remedies available at law or in equity, including, without limitation the right to maintain an action for specific performance.

          16. Disclaimer, Release, Waiver of Claims and Indemnification.

             16.1 Purchaser's Indemnity. Purchaser hereby agrees to indemnify, protect, defend, save and hold harmless Seller, and Seller's subsidiaries, affiliates, employees, officers, directors, representatives, attorneys and agents from and against any and all debts, duties, obligations, liabilities, suits, claims, demands, causes of action, damages, losses, costs and expenses (including, without limitation, attorneys' fees and expenses) arising out of facts or circumstances which existed or occurred after the Closing Date in any manner relating to, connected with, or arising out of the Properties or the ownership, leasing, use, operation (including employment matters of any kind), maintenance or management thereof.

             16.2 Member's Indemnity. Each Member jointly and severally hereby agrees to indemnify, protect, defend, save and hold harmless Purchaser, Parent Corporation and their subsidiaries, affiliates, employees, officers, directors, representatives, attorneys and agents from and against any and all debts, duties, obligations, liabilities, suits, claims, demands, causes of action, damages, losses, costs and expenses (including, without limitation, attorneys' fees and expenses) arising out of facts or circumstances which existed or occurred on or prior to the Closing Date, in any manner relating to, connected with, or arising out of the Properties or the ownership, leasing, use, operation (including employment matters of any kind), maintenance or management thereof and not assumed by Purchaser pursuant to the terms of this Agreement (collectively "Liabilities") or otherwise included as an adjustment to the Purchase Price.

             16.3 In addition to any other remedies it may have at law or equity Purchaser and Parent Corporation shall have the right to offset any such Liabilities from the next dividend payment(s) due the holders of the Preferred Stock.

          17. Destruction or Damage Prior to Closing. Seller shall bear the risk of all loss, destruction or damage to any of the Properties until the Closing Date.

             17.1 Condemnation. If all or any portion of the Properties shall be subject to an actual or threatened taking by condemnation or right of eminent domain Purchaser may, either: (i) terminate this Agreement by notifying Seller in writing on or before the last date for Closing, in which case the Earnest Money shall be refunded to Purchaser, and all rights and obligations of the parties under this Agreement shall expire and this Agreement shall terminate and be of no further force and effect, except for the survival of certain indemnities as expressly provided for herein; or (ii) proceed to Closing, in which event the Seller shall remit to Purchaser any and all awards or other proceeds received by Seller on or before the date of Closing with respect to any taking, and, at Closing, Seller shall assign to Purchaser all of its right to any and all awards or other proceeds paid or payable thereafter by reason of any taking. Seller shall notify Purchaser of the existence or threat of any condemnation or eminent domain proceedings or threat thereof Seller learns thereof, but in all events prior to Closing.

             17.2 Casualty. If any portion of any of the Properties is destroyed or damaged by fire or other casualty prior to Closing, Seller shall give Purchaser immediate written notice thereof (the "Casualty Notice"). Purchaser shall have the option for fifteen (15) days after receipt of the Casualty Notice to terminate this Agreement by written notice to Seller, in which case Seller shall return the Earnest Money to Purchaser, each party shall pay all costs and expenses which it has incurred, and thereafter neither party shall have any further liability hereunder except for liabilities which by the terms hereof survive the termination of this Agreement. In the event that Purchaser does not so terminate this Agreement, the Purchase Price will be paid by Purchaser at Closing without reduction for such damage, except that Seller shall pay to Purchaser an amount equal to the difference of the cost to repair the casualty damage and the insurance proceeds available for such purposes which insurance proceeds shall be assigned to Purchaser at Closing.,

          18. Miscellaneous.

             18.1 Survival. All representations, warranties, covenants, and agreements of the Seller, the Members, Purchaser and Parent Corporation set forth herein, shall survive the Closing.

             18.2 Notices. Any and all notices to be sent pursuant to the terms of this Agreement shall be in writing and delivered in person, by overnight delivery or by facsimile transmission. Every notice deposited in overnight delivery or delivered by facsimile transmission shall be effective on the date on which it is so delivered. For the purposes of notice, the addresses of the parties, unless changed by formal notice, shall be as follows:

IF TO SELLER:                       Guy Hatfield and Dorothy Hatfield
                                    5130 East Charleston Boulevard
                                    Las Vegas, Nevada  89122

WITH COPIES TO:                     Peter Alyward, Esq.
                                    3250 Vista Diego Road
                                    Jamul, California  91935

IF TO PURCHASER:                    Buckhead America Corporation
OR PARENT                           4243 Dunwoody Club Drive, Suite 200
CORPORATION                         Suite 200
                                    Atlanta, Georgia  30350-5206
                                    Attn:  Douglas C. Collins
                                    Fax No.:  770-393-2480

WITH COPY TO:                       Arnall Golden & Gregory
------------                        1201 West Peachtree Street
                                    2800 One Atlantic Center
                                    Atlanta, Georgia 30309-3450
                                    Attn: Jeffrey B. Berg, Esquire
                                    Fax No.  404-873-8705

         A party may change its address or the address of its attorney for notice upon written notice to the other parties pursuant to the terms hereof.

             18.3 Law. This Agreement shall be construed under and in accordance with the laws of the State of Georgia.

             18.4 Parties Bound. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective heirs, executors, administrators, legal representatives, successors and assigns.

             18.5 Captions. The captions heading the various paragraphs of this Purchase Agreement are for convenience and shall not be considered to limit, expand, or define the contents of the respective paragraphs. Masculine, feminine, or neuter gender and the singular and the plural number, shall each be considered to include the other whenever the context so requires.

             18.6 Time of Essence. Time is of the essence of this Agreement.

             18.7 Effective Date. The Effective Date of this Contract shall be the date of the first above written.

             18.8 Calendar Days and Deadlines. As used herein, "days" shall mean and refer to calendar days but if a deadline falls or notice is required on a Saturday, Sunday or legal banking holiday, the deadline or notice shall be extended to the next calendar day which is neither a Saturday, Sunday nor a legal banking holiday.

             18.9 Assignment. Purchaser shall have the right to assign this Agreement to an entity in which Purchaser or an affiliate of Purchaser has an economic interest; provided, however, Purchaser shall remain fully liable for obligations of Purchaser hereunder.

             18.10 Counterpart. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date hereinafter set forth.

                                          SELLER:

                                          HATFIELD INNS, LLC


____________________________              By:___________________________________
WITNESS                                   Its:__________________________________

                                          MEMBERS:

_____________________________
WITNESS                                   Guy Hatfield

_____________________________
WITNESS                                   Dorothy Hatfield

                                          HATFIELD INNS ADVISORS, LLC

_____________________________             By:___________________________________
WITNESS                                     Its:________________________________


                                          PURCHASER:

                                          BLM-RH, INC.



____________________________              By:___________________________________
ATTEST                                      Its:________________________________


                                          PARENT CORPORATION:

                                          BUCKHEAD AMERICA CORPORATION


____________________________              By:___________________________________
ATTEST                                      Its:________________________________


         FINDER EXECUTES THIS AGREEMENT FOR THE PURPOSE OF ACKNOWLEDGING ITS AGREEMENT TO SECTION 13.3 HEREOF.

                                         FINDER:
                                         DONEGAL PARTNERS LTD.


____________________________             By:____________________________________
ATTEST                                     Its:_________________________________

                                        MEMBERS:

_____________________________
WITNESS                                 Guy Hatfield

_____________________________
WITNESS                                 Dorothy Hatfield


                                        HATFIELD INNS ADVISORS, LLC,

_____________________________           By:_____________________________________
WITNESS                                   Its:__________________________________


                                        PURCHASER:



____________________________            By:_____________________________________
ATTEST                                    Its:__________________________________


                                        PARENT CORPORATION:

                                        BUCKHEAD AMERICA CORPORATION


____________________________            By:_____________________________________
ATTEST                                    Its:__________________________________


         FINDER EXECUTES THIS AGREEMENT FOR THE PURPOSE OF ACKNOWLEDGING ITS AGREEMENT TO SECTION 13.3 HEREOF.


                                        FINDER:

                                        DONEGAL PARTNERS LTD.


____________________________            By:
ATTEST                                    Its:

                               [EXHIBITS OMITTED]

                     FIRST AMENDMENT TO AGREEMENT OF MERGER


         THIS FIRST AMENDMENT TO AGREEMENT OF MERGER ("First Amendment") is made and entered into as of this 27th day of May, 1997 by and between HATFIELD INNS, LLC, a Delaware limited liability company ("Seller"), GUY HATFIELD, DOROTHY HATFIELD, AND HATFIELD INNS ADVISORS, LLC, a Delaware limited liability company, the sole members of Seller (collectively, "Members") and BLM-RH, INC., a Delaware corporation ("Purchaser"), the sole shareholder of which is BUCKHEAD AMERICA CORPORATION, a Delaware corporation ("Parent Corporation").

                              W I T N E S S E T H :

         WHEREAS, the above referenced parties entered into that certain Agreement of Merger dated as of March 11, 1997 (the "Agreement"); and

         WHEREAS, Seller is obligated to provide Purchaser with certain items and information pursuant to Section 9.1 of the Agreement; and

         WHEREAS, Seller desires additional time in which to assemble and provide Purchaser with the items and information pursuant to Section 9.1 of the Agreement; and

         WHEREAS, shareholder approval is required only with regard to the amendment to the Parent Corporation's Articles of Incorporation to authorize the Preferred Stock; and

         WHEREAS, the parties desire to amend the Agreement by modifying certain terms and conditions applicable to the Preferred Stock; and

         WHEREAS, the parties desire to make certain other amendments to the Agreement.

         NOW THEREFORE, in consideration of the above premises, the mutual promises and covenants contained herein, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agrees as follows:

         1. The second sentence of Section 4.3 of the Amended Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

         "All, but not less than all, of the Preferred Stock will be convertible by the Parent Corporation into common stock of the Parent Corporation at one hundred ten percent (110%) of the Original Issuance Price (the "Conversion Price") at any time after the date which is seven (7) years from the Closing Date upon thirty (30) days written notice to the Members. At any time during the six (6) month period beginning on the ninetieth (90th) day following the date on which the Preferred Stock is converted by the Parent Corporation to common stock of the Parent Corporation (the "Converted Common Stock"), the Members may put the Converted Common Stock to the Parent Corporation at a price equal to the Conversion Price, provided (i) the Members have provided Parent Corporation with thirty (30) days written notice (the "Notice Period") of their intent to put the Converted Common Stock to the Parent Corporation and (ii) if requested by Parent Corporation, the Members make a good faith effort to sell the number of shares of Converted Common Stock designated by the Parent Corporation on the open market during the Notice Period.

                  In the event that the Members are successful in selling any portion of the Converted Common Stock on the open market during the Notice Period, the Parent Corporation shall pay to the Members the difference, if any, by which the Conversion Price exceeds the price for which the Converted Common Stock was sold on the open market during the Notice Period; payment to be made at the time that the Parent Corporation closes the purchase of the balance of the Converted Common Stock put to the Parent Corporation by the Members."

         2. Section 8.20(a) is hereby amended by placing the number of "1,000" in the blank space in front of the word "shares" in the third from the last line of Section 8.20(a).

         3. Section 8.23 is deleted in its  entirety and the  following  Section
8.23 is substituted in lieu thereof:

                  "8.23 Taxes. As used in this Agreement, the term "Taxes" shall mean any and all federal, state and local income, franchise, sales, use, hotel, occupancy, payroll, employment, excise, business, license, ad valorem and real property tax, plus any interest, penalties or other additions to any such tax, of Seller.

                  (a) All returns (collectively, "Tax Returns") regarding Taxes for all periods ending on or before the Closing Date that are or were required to be filed by the Seller or any Member on or before the Closing Date have been or shall be filed on a timely basis (after taking into account all extensions which may be available) in accordance with the Applicable Laws of the applicable governmental authorities. All such Tax Returns that have been filed, were, when filed, and continue to be, true correct and complete in all materials respects. All such Tax Returns that are not yet required to be filed and have not been filed, will, when filed, be true correct and complete in all materials respects.

                  (b) All Taxes proposed to be assessed (plus interest, penalties and additions to Tax that were or are proposed to be assessed thereon, if any) as a result of any examinations have been paid or settled. There are no outstanding waivers or extensions of any statute of limitations relating to the assessment or collection of Taxes for which the Seller or any Member may be liable and no governmental authority has requested such a waiver or extension.

                  (c) The Seller and/or each Member has paid, will pay prior to the Closing Date or will pay after the Closing Date, all Taxes that have or may become due for all periods ending on or before the Closing Date, including all Taxes reflected on the Tax Returns of Seller, all Taxes which result from the Closing, and any Taxes which result from any assessment for any period ending on or before the Closing Date. All Taxes that the Seller is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the appropriate governmental authorities. There are no Liens with respect to Taxes upon any of the Properties of the Seller.

                  (d) The Seller is not currently or ever was included in a consolidated or combined tax return for federal or state tax purposes.

         4. Section 8.6 is deleted in its entirety.

         5. Section 9 is hereby amended by providing that the Due Diligence Period shall begin on the date that Seller has provided Purchaser with all of the items and information identified in Section 9.1 of the Agreement and shall end sixty (60) days thereafter. Any reference to "Execution Date" or "Effective Date" in Section 9 is hereby deleted.

         6. Section 9.1 is hereby amended by providing that Seller shall provide Purchaser with items (a) through (q) as soon as is reasonably practicable, but in all events on or before May 23, 1997. Any reference to "Execution Date" or "Effective Date" in Section 9.1 is hereby deleted.

         7. The second and third sentences of the first paragraph of Section 12 of the Agreement are hereby deleted in their entirety.

         8. Section 16.1 is deleted in its  entirety and the  following  Section
16.1 is substituted in lieu thereof:

         "Section 16.1 Purchaser's Indemnity. Purchaser hereby agrees to indemnify, protect, defend, save and hold harmless Seller, and Seller's subsidiaries, affiliates, employees, officers, directors, representatives, attorneys and agents from and against any and all debts, duties, obligations, liabilities, taxes, suits, claims, demands, causes of action, damages, losses, costs and expenses (including, without limitation, attorneys' fees and expenses) (a) arising out of or relating to any breach of any representation or warranty of Purchaser contained herein or breach, non-fulfillment of or failure to perform any covenant, obligation or agreement of Purchaser contained herein or
         (b) arising out of facts or circumstances which existed or occurred after the Closing Date in any manner relating to, connected with, or arising out of the Properties or the ownership, leasing, use, operation (including employment matters of any kind), maintenance or management thereof, or Purchaser."

         9. Section 16.2 is deleted in its  entirety and the  following  Section
16.2 is substituted in lieu thereof:

         "Section 16.2 Member's Indemnity. Each Member jointly and severally hereby agrees to indemnify, protect, defend, save and hold harmless Purchaser, Parent Corporation and their subsidiaries, affiliates, employees, officers, directors, representatives, attorneys and agents from and against any and all debts, duties, obligations, liabilities, taxes, suits, claims, demands, causes of action, damages, losses, costs and expenses (including, without limitation, attorneys' fees and expenses) (a) arising out of or relating to any breach of any representation or warranty of Seller or the Members contained herein or breach, non-fulfillment of or failure to perform any covenant, obligation or agreement of Seller or the Members contained herein or
         (b) arising out of facts or circumstances which existed or occurred on or prior to the Closing Date, in any manner relating to, connected with, or arising out of the Properties or the ownership, leasing, use, operation (including employment matters of any kind), maintenance or management thereof or Seller (including any income tax liability associated with this transaction) and not assumed by Purchaser pursuant to the terms of this Agreement (collectively "Liabilities") or otherwise included as an adjustment to the Purchase Price."

         10. Section 18.7 is hereby deleted in its entirety.

         11. Section 1.6 is amended and restated as follows:

         "1.6 Approval by Parent Corporation. The Merger and the amendment to the Parent Corporation's Articles of Incorporation to authorize the Preferred Stock ("Amendment") are subject to the approval of the Board of Directors of Parent Corporation (which approval has been received) and the Amendment is subject to the approval of the shareholders holding a majority of the outstanding stock of Parent Corporation. The parties hereto agree that the Amendment shall be submitted to the shareholders of Parent Corporation for consideration and approval at the annual meeting of Parent Corporation scheduled for June 26, 1997 in Atlanta, Georgia."

         12.      Section 11(c) is amended and restated as follows:

                  "(c) Shareholder and Board Approval. This Agreement and the transactions contemplated hereby shall have been adopted and approved by the Board of Directors of Parent Corporation (which Board of
         Directors approval has been received), and the Amendment shall have been adopted and approved by the shareholders holding a majority of the outstanding stock of Parent Corporation entitled to vote thereon, no later than June 30, 1997."

         13. The parties hereto further agree that the modifications set forth in Sections 1 and 7 of this First Amendment to Agreement of Merger have been adopted by the parties in order to avoid any adverse tax consequences to the Seller attendant to certain tax legislation currently being considered by the Congress of the United States which might make the transaction as contemplated in the original Agreement taxable to Seller. In the event Seller determines that the proposed legislation will not so adversely affect Seller's tax position or, in the event such legislation is not passed by the Congress of the United States and signed into law on or before June 30, 1998, Seller may notify Purchaser and Parent Corporation in writing of its election to reinstate the provisions contained in Sections 4.3 and 12 of the original Agreement. In such event, the provisions contained in Section 4.3 and Section 12 of the original Agreement shall be reinstated and the amendments to Section 4.3 and Section 12 set forth herein shall be deemed null and void.

         Defined terms set forth herein shall have the meaning ascribed to them in the Agreement. Except as set forth above, the Agreement shall remain unmodified and in full force and effect. This First Amendment may be executed in more than one counterpart, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment under seal as of date hereinabove set forth.

                                        SELLER:

____________________________            HATFIELD INNS, LLC, a Delaware limited
Witness                                 liability company

                                        By:_____________________________________

                                           Its:_________________________________



                                        MEMBERS:


____________________________            ________________________________________
Witness                                 GUY HATFIELD


____________________________            ________________________________________
Witness                                 DOROTHY HATFIELD


____________________________            HATFIELD INNS ADVISORS, LLC, a
Witness                                 Delaware limited liability company

                                        By:_____________________________________

                                           Its:_________________________________


                                        PURCHASER:

____________________________            BLM-RH, INC., a Delaware corporation
Attest
                                        By:_____________________________________

                                           Its:_________________________________


                    (signatures continued on following page)

                                        PARENT CORPORATION:

____________________________            BUCKHEAD AMERICA CORPORATION, a
Attest                                  Delaware corporation

                                        By:_____________________________________

                                           Its:_________________________________

                                   ANNEX


                                   PROXY
                        BUCKHEAD AMERICA CORPORATION
                          4243 DUNWOODY CLUB DRIVE
                                SUITE 200
                           ATLANTA, GA  30350
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Douglas C. Collins and Robert B. Lee, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Buckhead America Corporation (the "Company") held of record by the undersigned on April 28, 1997, at the Annual Meeting of Shareholders to be held on June 26, 1997 or any adjournment thereof (the "Meeting").

1. ELECTION OF DIRECTORS

   FOR all nominees listed below                           REFRAIN FROM VOTING FOR election of the
   (except as marked to the contrary  below) |_|           individuals set forth as directors |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

Douglas C. Collins, Robert M. Miller, William K. Stern, Robert B. Lee and Steven
A. Van Dyke

     2. Proposal to amend the Company's Certificate of Incorporation to authorize the issuance of up to 200,000 shares of Preferred Stock, a portion of which is proposed to be issued to acquire Hatfield Inns, LLC.

       |_| FOR                      |_| AGAINST                   |_| ABSTAIN

3. Proposal to approve the adoption of the Company's 1997 Employee Stock Option Plan.

       |_| FOR                      |_| AGAINST                   |_| ABSTAIN


                           (CONTINUED ON REVERSE SIDE)

4. In their discretion, the Proxies are authorized to vote upon such other business as may property come before the Meeting. THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED PROPOSALS.

                              Date: ___________________, 1997

                              _______________________________
                              (Signature)


                              (Signature if held jointly) (Stockholders should sign exactly as name appears on stock. Where there is more than one owner each should sign. Executors, Administrators, Trustees and others signing in a representative capacity should so indicate.) Please enter your Social Security Number or Federal Employer Identification Number here:_________________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.